PORTFOLIO MANAGERS' LETTER
FIRST INVESTORS BLUE CHIP FUND

Dear Investor:

1997 was a very good year for the U.S. economy and financial markets. The economy grew at an annual pace of 3.8%, with the unemployment rate falling to its lowest level since the 1970's. Despite faster economic growth, inflation, as measured by the Consumer Price Index, rose less than 2%, its smallest increase in over ten years. Reflecting the strong economy, the Federal budget deficit declined substantially and had almost been eliminated by year-end. Against this backdrop, the Federal Reserve held monetary policy steady after one small increase in the benchmark Federal funds rate in March.

Although both the U.S. bond and stock markets suffered setbacks at times during the year, the combination of moderate growth and low inflation ultimately provided a rewarding environment for investors. Long-term bond yields fell to their lowest level in two years, while the broad stock market indices recorded their third consecutive year of substantial gains. While many overseas markets were buffeted by the economic crisis in Southeast Asia, U.S. markets remained relatively stable or--in the case of the bond market--benefited from a "flight to safety" as investors sought the security of the world's largest and most efficient financial markets.

Returns in the equity market, as measured by the Standard & Poor's 500 Index, were in double digits for an unprecedented third year in a row. Bullish equity investor sentiment was sustained by an outlook for continued low inflation and interest rates and solid economic growth. For 1997, First Investors Blue Chip Fund returned 26.1% on a net asset value basis for Class A shares and 25.2% for Class B shares. In addition to solid absolute returns, the Blue Chip Fund was in line with its peer group as measured by the Lipper Growth and Income Average, which returned 27.1% for the year.

The Blue Chip Fund's performance in 1997 was bolstered by select investments in the healthcare, financial and publishing sectors of the S&P 500 Index. While the second half of the year was a difficult one for the technology sector, certain technology stocks performed quite well over the full year. The Fund's performance also benefited from select investments in the telecommunications equipment area.

The fundamentals supporting performance of the healthcare sector remained in place during the year. Demographics and continued demand for the best health care in the world here in the United States generated above average returns for innovative healthcare companies. Stocks in companies such as Eli Lilly, Warner-Lambert, Pfizer and Medtronic all outperformed the S&P 500 Index in 1997. The demographic trend supporting healthcare--the aging baby boomers--also benefited the financial sector as more money flowed into investment and retirement products. The retirement investment trend led to outsized gains in the stocks of financial services companies such as Merrill Lynch and Travelers Group as well as solid gains in the stocks of banks such as BankBoston and BankAmerica. Supported by the growing demand for wireless telephone services worldwide, stocks in companies like Ericsson and Nokia performed well in the first half of the year. Newspaper publishers benefited from declining newsprint prices and increased help wanted advertising, which generated above average returns in the stock of Tribune Company. Finally, perennial performers like Microsoft and General Electric contributed to the Blue Chip Fund's performance.

As the year entered the third quarter, concerns about the economic problems facing Southeast Asia spilled over into the United States markets and had a negative impact on the investment outlook for certain sectors. The most notable sector to feel the impact was technology. Anticipating a slowdown in demand along

FIRST INVESTORS BLUE CHIP FUND

with possible competitive pricing pressures from less expensive sources, many technology stocks retreated in the fourth quarter, generating underperformance for the full year. The stocks in the Blue Chip Fund most directly affected by the Asian situation, Motorola and Intel, subsequently underperformed. The concerns about Asia also had an impact on the stocks of the major money center banks held by the Fund, Chase Manhattan and Citicorp. Although Chase and Citicorp both generated decent absolute returns, they underperformed the market. Companies whose growth was driven by exports, most notably those in the capital goods sector, were also affected by the Asian problem. AlliedSignal, Boeing, Lockheed Martin and United Technologies were all impacted by the downturn in the Asian economies and were all underperformers for the year.

While we continue to believe the fundamentals that pushed U.S. stock markets to new highs remain in place, investors should remain aware of the risks associated with investing in the stock markets. Stock markets tend to follow cycles and the current upward cycle or bull market is now the longest in history. On a technical basis, the length of the cycle could present some pressure against continued gains in the short-term, but the current economic environment of stable growth, low inflation and low interest rates provides positive support for continued gains. The aging population, saving and investing for retirement, adds another level of support for continued positive trends in the financial markets. However, the impact of lower global economic growth, due to the turmoil in the Asian economies and the possible impact on U.S. companies' profits, could present a risk to U.S. equity investors.

As in the past, the investment strategy of the Blue Chip Fund will be to search for equity opportunities on a company specific or bottom up basis. However, the impact of major economic events, such as the current Asian turmoil, will play a role in the final investment decision. The Fund will continue to invest in companies that have a demonstrated record of consistent profits and growth supported by solid management. The Fund will also continue to take a long-term investment perspective on any investment under consideration.

Following 1997's strong performance, the outlook for U.S. financial markets continues to be positive, although uncertainties do exist. In particular, we believe that the economic problems in Southeast Asia will slow growth in the U.S. However, it is unclear to what extent growth will be slowed and, consequently, what the ultimate impact will be on the financial markets. On a positive note, Southeast Asia's problems should result in lower inflation worldwide. Uncertainty often leads to volatile markets. During such times, investors are generally best served by focusing on long-term objectives and maintaining a disciplined approach to investing.

As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

     [SIGNATURE]

Dennis T. Fitzpatrick
Co-Portfolio Manager

     [SIGNATURE]

Kimberly C. Speegle
Co-Portfolio Manager

January 30, 1998

CUMULATIVE PERFORMANCE INFORMATION
FIRST INVESTORS BLUE CHIP FUND

Comparison of change in value of $10,000 investment in the First Investors Blue Chip Fund (Class A shares) and the Standard & Poor's 500 Index.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     AS OF DECEMBER 31, 1997
                                     BLUE CHIP FUND      STANDARD & POOR'S 500 INDEX
Jan-89                                         $9,375                           $10,000
Dec-89                                        $10,813                           $12,261
Dec-90                                        $10,435                           $11,885
Dec-91                                        $13,308                           $15,460
Dec-92                                        $14,181                           $16,554
Dec-93                                        $15,283                           $18,155
Dec-94                                        $14,821                           $18,388
Dec-95                                        $19,862                           $25,906
Dec-96                                        $23,945                           $31,856
Dec-97                                        $30,183                           $42,402
Average Annual Total Return*
Class A shares                            N.A.V. Only               S.E.C. Standardized
One Year                                       26.05%                            18.16%
Five Years                                     16.31%                            14.82%
Since Inception (1/3/89)                       13.88%                            13.06%
Class B Shares
One Year                                       25.19%                            21.19%
Since Inception (1/12/95)                      26.09%                            25.45%

THE GRAPH COMPARES A $10,000 INVESTMENT IN THE FIRST INVESTORS BLUE CHIP FUND (CLASS A SHARES) BEGINNING 1/3/89 (INCEPTION DATE) WITH A THEORETICAL INVESTMENT IN THE STANDARD & POOR'S 500 INDEX. THE STANDARD & POOR'S 500 INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX OF 500 STOCKS DESIGNED TO MEASURE PERFORMANCE OF THE BROAD DOMESTIC ECONOMY THROUGH CHANGES IN THE AGGREGATE MARKET VALUE OF SUCH STOCKS, WHICH REPRESENT ALL MAJOR INDUSTRIES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN THIS INDEX. IN ADDITION, THE INDEX DOES NOT TAKE INTO ACCOUNT FEES AND EXPENSES. FOR PURPOSES OF THE GRAPH AND THE ACCOMPANYING TABLE, UNLESS OTHERWISE INDICATED, IT HAS BEEN ASSUMED THAT THE MAXIMUM SALES CHARGE WAS DEDUCTED FROM THE INITIAL $10,000 INVESTMENT IN THE FUND AND ALL DIVIDENDS AND DISTRIBUTIONS WERE REINVESTED. CLASS B SHARES PERFORMANCE MAY BE GREATER THAN OR LESS THAN THAT SHOWN IN THE LINE GRAPH ABOVE FOR CLASS A SHARES BASED ON DIFFERENCES IN SALES LOADS AND FEES PAID BY SHAREHOLDERS INVESTING IN THE DIFFERENT CLASSES.

* AVERAGE ANNUAL TOTAL RETURN FIGURES (FOR THE PERIOD ENDED 12/31/97) INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. "N.A.V. ONLY" RETURNS ARE CALCULATED WITHOUT SALES CHARGES. THE CLASS A "S.E.C. STANDARDIZED" RETURNS SHOWN ARE BASED ON THE MAXIMUM SALES CHARGE OF 6.25% (PRIOR TO 7/1/93 AND 12/4/89, THE MAXIMUM SALES CHARGES WERE 6.9% AND 7.25%, RESPECTIVELY). THE CLASS B "S.E.C. STANDARDIZED" RETURNS ARE ADJUSTED FOR THE APPLICABLE DEFERRED SALES CHARGE (MAXIMUM OF 4% IN THE FIRST YEAR). SOME OR ALL OF THE EXPENSES OF THE FUND WERE WAIVED OR ASSUMED. IF SUCH EXPENSES HAD BEEN PAID BY THE FUND, THE CLASS A "S.E.C. STANDARDIZED" AVERAGE ANNUAL TOTAL RETURN FOR ONE YEAR, FIVE YEARS AND SINCE INCEPTION WOULD HAVE BEEN 17.91%, 14.60% AND 12.64%, RESPECTIVELY. THE CLASS B "S.E.C. STANDARDIZED" AVERAGE ANNUAL TOTAL RETURN FOR ONE YEAR AND SINCE INCEPTION WOULD HAVE BEEN 20.92% AND 25.05%, RESPECTIVELY. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. STANDARD & POOR'S 500 INDEX FIGURES FROM STANDARD & POOR'S AND ALL OTHER FIGURES FROM FIRST INVESTORS MANAGEMENT COMPANY, INC.

PORTFOLIO MANAGERS' LETTER
FIRST INVESTORS INSURED INTERMEDIATE TAX EXEMPT FUND

Dear Investor:

1997 was a very good year for the U.S. economy and financial markets. The economy grew at an annual pace of 3.8%, with the unemployment rate falling to its lowest level since the 1970's. Despite faster economic growth, inflation, as measured by the Consumer Price Index, rose less than 2%, its smallest increase in over ten years. Reflecting the strong economy, the Federal budget deficit declined substantially and had almost been eliminated by year-end. Against this backdrop, the Federal Reserve held monetary policy steady after one small increase in the benchmark Federal funds rate in March.

Although both the U.S. bond and stock markets suffered setbacks at times during the year, the combination of moderate growth and low inflation ultimately provided a rewarding environment for investors. Long-term bond yields fell to their lowest level in two years, while the broad stock market indices recorded their third consecutive year of substantial gains. While many overseas markets were buffeted by the economic crisis in Southeast Asia, U.S. markets remained relatively stable or--in the case of the bond market--benefited from a "flight to safety" as investors sought the security of the world's largest and most efficient financial markets.

Long-term municipal bond yields ended 1997 near their lowest level since the mid-1970's. Most of the decline in yields occurred during the second half of the year as the bond market benefited from low inflation in the U.S. and instability in Southeast Asia. Low yields spurred issuance of $220 billion of municipal bonds during 1997, the third largest volume of supply in the market's history. This supply kept municipal bond yields higher than they might have been otherwise. As a result, municipal bonds ended the year somewhat cheap relative to taxable bonds, laying the groundwork for strong performance in 1998.

During 1997, First Investors Insured Intermediate Tax Exempt Fund's Class A shares had a total return of 7.7% on a net asset value basis compared to the average return of 7.2% for intermediate maturity municipal bond funds as reported by Lipper Analytical Services, Inc. Class B shares returned 6.4% on a net asset value basis. For 1997, the Fund declared dividends from investment income of 29.2 cents per share on Class A shares and 23.2 cents per share on Class B shares.

Fund performance during 1997 was driven primarily by three factors. First, virtually all of the Fund's assets were invested in noncallable bonds. Most municipal bonds are callable which means that issuers can buy-- or call--bonds from investors if interest rates fall. This limits the price appreciation of callable bonds when interest rates fall as they did in 1997. In contrast, noncallable bonds have unlimited potential to increase in price. Our holdings of noncallable bonds contributed significantly to the Fund's total return. Second, the Fund remained substantially fully invested throughout the year. This allowed the Fund to earn the highest amount of income possible and provided the best opportunity to benefit on a total return basis from falling interest rates. Third, the Fund enhanced total return by taking advantage of short-term trading opportunities, particularly by purchasing relatively cheap new issues.

Investors who buy bond funds--whether for income or total return--should be aware that the value of their investment fluctuates as interest rates change. For example, a 50 basis point (or .5%) increase in yield on a ten-year municipal bond results in roughly a 4% decrease in that bond's price. In each of the last five years, ten-year municipal bond yields have fluctuated by more than 50 basis points. In addition, while the Fund's municipal bonds are insured as to timely payment of principal and interest, the insurance does not protect the bonds against changes in market value. Investors should be aware of these risks and recognize that successful investing generally requires a long-term commitment to the market.

Following 1997's strong performance, the outlook for U.S. financial markets continues to be positive, although uncertainties do exist. In particular, we believe that the economic problems in Southeast Asia will slow growth in the U.S. However, it is unclear to what extent growth will be slowed and, consequently, what the ultimate impact will be on the financial markets. On a positive note, Southeast Asia's problems should result in lower inflation worldwide. Uncertainty often leads to volatile markets. During such times, investors are generally best served by focusing on long-term objectives and maintaining a disciplined approach to investing.

As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

    [SIGNATURE]

Clark D. Wagner
Chief Investment Officer
  and Co-Portfolio Manager

     [SIGNATURE]

W. Richard Yu
Co-Portfolio Manager

January 30, 1998

CUMULATIVE PERFORMANCE INFORMATION
FIRST INVESTORS INSURED INTERMEDIATE TAX EXEMPT FUND

Comparison of change in value of $10,000 investment in the First Investors Insured Intermediate Tax Exempt Fund (Class A shares) and the Lehman Brothers Municipal Bond Index.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     AS OF DECEMBER 31, 1997
                                    INSURED INTERMEDIATE         LEHMAN BROTHERS
                                       TAX EXEMPT FUND        MUNICIPAL BOND INDEX
Nov-93                                              $9,375                    $10,000
Dec-93                                              $9,375                    $10,211
Dec-94                                              $9,177                     $9,683
Dec-95                                             $10,415                    $11,373
Dec-96                                             $10,840                    $11,856
Dec-97                                             $11,672                    $12,946
Average Annual Total Return*
Class A Shares                                 N.A.V. Only        S.E.C. Standardized
One Year                                             7.68%                      0.88%
Since Inception (11/22/93)                           5.49%                      3.83%
S.E.C. 30-Day Yield                                                             4.00%
Class B Shares
One Year                                             6.39%                      2.39%
Since Inception (1/12/95)                            7.29%                      6.40%
S.E.C. 30-Day Yield                                                             3.30%

THE GRAPH COMPARES A $10,000 INVESTMENT IN THE FIRST INVESTORS INSURED INTERMEDIATE TAX EXEMPT FUND (CLASS A SHARES) BEGINNING 11/22/93 (INCEPTION
DATE) WITH A THEORETICAL INVESTMENT IN THE LEHMAN BROTHERS MUNICIPAL BOND INDEX. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS A TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM INVESTMENT GRADE TAX-EXEMPT BOND MARKET. RETURNS AND ATTRIBUTES FOR THE INDEX ARE CALCULATED SEMI-MONTHLY USING APPROXIMATELY 21,000 MUNICIPAL BONDS WHICH ARE PRICED BY MULLER DATA CORP. THE INDEX DOES NOT TAKE INTO ACCOUNT FEES AND EXPENSES OR COST OF INSURANCE OF THE BONDS HELD BY AN INSURED TAX-EXEMPT BOND FUND. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN THE LEHMAN BROTHERS MUNICIPAL BOND INDEX. FOR PURPOSES OF THE GRAPH AND THE ACCOMPANYING TABLE, UNLESS OTHERWISE INDICATED, IT HAS BEEN ASSUMED THAT THE MAXIMUM SALES CHARGE WAS DEDUCTED FROM THE INITIAL $10,000 INVESTMENT IN THE FUND AND ALL DIVIDENDS AND DISTRIBUTIONS WERE REINVESTED. CLASS B SHARES PERFORMANCE MAY BE GREATER THAN OR LESS THAN THAT SHOWN IN THE LINE GRAPH ABOVE FOR CLASS A SHARES BASED ON DIFFERENCES IN SALES LOADS AND FEES PAID BY SHAREHOLDERS INVESTING IN THE DIFFERENT CLASSES.
* AVERAGE ANNUAL TOTAL RETURN FIGURES (FOR THE PERIOD ENDED 12/31/97) INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. "N.A.V. ONLY" RETURNS ARE CALCULATED WITHOUT SALES CHARGES. THE CLASS A "S.E.C. STANDARDIZED" RETURNS SHOWN ARE BASED ON THE MAXIMUM SALES CHARGE OF 6.25% (PRIOR TO 1/12/95 THE MAXIMUM SALES CHARGE WAS 3.5%). THE CLASS B "S.E.C. STANDARDIZED" RETURNS ARE ADJUSTED FOR THE APPLICABLE DEFERRED SALES CHARGE (MAXIMUM OF 4% IN THE FIRST
  YEAR). SOME OR ALL OF THE EXPENSES OF THE FUND WERE WAIVED OR ASSUMED. IF SUCH EXPENSES HAD BEEN PAID BY THE FUND, THE CLASS A "S.E.C. STANDARDIZED" AVERAGE ANNUAL TOTAL RETURN FOR ONE YEAR AND SINCE INCEPTION WOULD HAVE BEEN .26% AND 2.93%, RESPECTIVELY, AND THE S.E.C. 30-DAY YIELD FOR DECEMBER 1997 WOULD HAVE BEEN 3.42%. THE CLASS B "S.E.C. STANDARDIZED" AVERAGE ANNUAL TOTAL RETURN FOR ONE YEAR AND SINCE INCEPTION WOULD HAVE BEEN 2.06% AND 5.82%, RESPECTIVELY, AND THE S.E.C. 30-DAY YIELD FOR DECEMBER 1997 WOULD HAVE BEEN 2.99%. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. LEHMAN BROTHERS MUNICIPAL BOND INDEX FIGURES FROM LEHMAN BROTHERS, INC. AND ALL OTHER FIGURES FROM FIRST INVESTORS MANAGEMENT COMPANY, INC.

PORTFOLIO MANAGERS' LETTER
FIRST INVESTORS INVESTMENT GRADE FUND

Dear Investor:

1997 was a very good year for the U.S. economy and financial markets. The economy grew at an annual pace of 3.8%, with the unemployment rate falling to its lowest level since the 1970's. Despite faster economic growth, inflation, as measured by the Consumer Price Index, rose less than 2%, its smallest increase in over ten years. Reflecting the strong economy, the Federal budget deficit declined substantially and had almost been eliminated by year-end. Against this backdrop, the Federal Reserve held monetary policy steady after one small increase in the benchmark Federal funds rate in March.

Although both the U.S. bond and stock markets suffered setbacks at times during the year, the combination of moderate growth and low inflation ultimately provided a rewarding environment for investors. Long-term bond yields fell to their lowest level in two years, while the broad stock market indices recorded their third consecutive year of substantial gains. While many overseas markets were buffeted by the economic crisis in Southeast Asia, U.S. markets remained relatively stable or--in the case of the bond market--benefited from a "flight to safety" as investors sought the security of the world's largest and most efficient financial markets.

After outperforming Treasuries during the first half of 1997, corporate bonds failed to keep pace with the Treasury rally in the second half of the year. At year-end, investment grade corporate bonds had underperformed the 10-year Treasury bond, but had finished ahead of a maturity-weighted Treasury portfolio. With the economic turmoil in Southeast Asia, many investors sought refuge in Treasuries with yields on the 30-year bond dropping to 5.92% at year-end. Corporate bonds benefited from this decline. But with the heightened volatility caused by the uncertainty surrounding the impact of the economic events in Asia, corporate spreads widened from the historically tight mid-summer levels. Investors became increasingly concerned about the well-being of overseas economies and their potential impact on the profitability of American companies, many of which are multinational in scope.

During 1997, First Investors Investment Grade Fund returned 9.1% on a net asset value basis for Class A shares and 8.4% for Class B shares, compared to a return of 10.1% for the average BBB investment grade bond fund as measured by Lipper Analytical Services, Inc. For 1997, the Fund declared dividends from net investment income of 61.2 cents per share on Class A shares and 54.5 cents per share on Class B shares. The Fund also declared a capital gain distribution of
3.3 cents per share on both classes.

Sector choices were important as the events in Asia impacted the Fund's performance. The bonds of money center banks such as Citicorp and J.P. Morgan lagged as spreads widened over concerns of potential loan and trading losses stemming from their Asian exposures. The Fund maintained a high exposure to banks, including money center banks, due to the improving credit fundamentals within the sector. On the other hand, the portfolio continued to be underweighted in Yankee bonds (dollar denominated bonds issued by foreign entities that are registered with the Securities and Exchange Commission). These issues significantly underperformed the market due to the overseas volatility. The large exposure to industrial and utility companies also aided returns as these two sectors were the top performers in 1997.

Duration was also an important determinant of performance. In early 1997, we held the Fund's duration shorter than its peer group because of concerns over the strength of the domestic economy and the fear that higher inflation would follow. We lengthened the duration in mid-year as it became apparent that inflation rates were not increasing. That move proved to be beneficial as the bond market rallied and the

FIRST INVESTORS INVESTMENT GRADE FUND

longer maturities outperformed shorter ones. However, on balance, we believe the Fund's duration was shorter than that of our peers, and that had the Fund's duration been longer, relative performance would have been better.

Looking forward, we are more concerned about the market than about the economy this year. Even after the fourth quarter spread-widening, spreads remain tight by long-term standards. Additional shocks from Asia, slower profit growth or equity-market volatility could serve to push corporate spreads wider. We would view any such widening as a buying opportunity, as we believe long-term fundamentals are still strong.

Investors who buy bond funds--whether for income or total return--should be aware that the value of their investment fluctuates as interest rates change. For example, a 1% increase in yield on a ten-year Treasury bond results in roughly a 7% decrease in that bond's price. In each of the last five years, ten-year Treasury bond yields have fluctuated by more than 1%. In addition, the value of a fund can fluctuate based on changes in the credit quality of the bonds it holds. Also, lower-rated debt obligations are more sensitive than higher-rated investments to adverse economic changes or individual corporate developments, and thus can be subject to a higher incidence of default. Investors should be aware of these risks and recognize that successful investing generally requires a long-term commitment to the market.

Following 1997's strong performance, the outlook for U.S. financial markets continues to be positive, although uncertainties do exist. In particular, we believe that the economic problems in Southeast Asia will slow growth in the U.S. However, it is unclear to what extent growth will be slowed and, consequently, what the ultimate impact will be on the financial markets. On a positive note, Southeast Asia's problems should result in lower inflation worldwide. Uncertainty often leads to volatile markets. During such times, investors are generally best served by focusing on long-term objectives and maintaining a disciplined approach to investing.

As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

      [SIGNATURE]

Nancy W. Jones
Vice President
  and Co-Portfolio Manager

    [SIGNATURE]

Clark D. Wagner
Vice President
  and Co-Portfolio Manager

January 30, 1998

CUMULATIVE PERFORMANCE INFORMATION
FIRST INVESTORS INVESTMENT GRADE FUND

Comparison of change in value of $10,000 investment in the First Investors Investment Grade Fund (Class A shares) and the Lehman Brothers Corporate Bond Index.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                       AS OF DECEMBER 31, 1997

                                                           Investment Grade Fund         Lehman Brothers Corporate Bond Index
Feb-91                                                                     9,375                                       10,000
Dec-91                                                                    10,621                                       11,702
Dec-92                                                                    11,498                                       12,719
Dec-93                                                                    12,857                                       14,266
Dec-94                                                                    12,263                                       13,705
Dec-95                                                                    14,642                                       16,754
Dec-96                                                                    14,993                                       17,304
Dec-97                                                                    16,363                                       19,074
Average Annual Total Return*
Class A Shares N.A.V. Only S.E.C. Standardized
One Year 9.14% 2.34%
Five Years 7.31% 5.94%
Since Inception (2/19/91) 8.44% 7.42%
S.E.C. 30-Day Yield 5.19%
Class B Shares
One Year 8.40% 4.40%
Since Inception (1/12/95) 9.27% 8.42%
S.E.C. 30-Day Yield 4.85%

THE GRAPH COMPARES A $10,000 INVESTMENT IN THE FIRST INVESTORS INVESTMENT GRADE FUND (CLASS A SHARES) BEGINNING 2/19/91 (INCEPTION DATE) WITH A THEORETICAL INVESTMENT IN THE LEHMAN BROTHERS CORPORATE BOND INDEX. THE LEHMAN BROTHERS CORPORATE BOND INDEX INCLUDES ALL PUBLICLY ISSUED, FIXED RATE, NONCONVERTIBLE INVESTMENT GRADE DOLLAR-DENOMINATED, S.E.C.-REGISTERED CORPORATE DEBT. ALL ISSUES HAVE AT LEAST ONE YEAR TO MATURITY AND AN OUTSTANDING PAR VALUE OF AT LEAST $100 MILLION. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN THIS INDEX. IN ADDITION, THE INDEX DOES NOT TAKE INTO ACCOUNT FEES AND EXPENSES. FOR PURPOSES OF THE GRAPH AND THE ACCOMPANYING TABLE, UNLESS OTHERWISE INDICATED, IT HAS BEEN ASSUMED THAT THE MAXIMUM SALES CHARGE WAS DEDUCTED FROM THE INITIAL $10,000 INVESTMENT IN THE FUND AND ALL DIVIDENDS AND DISTRIBUTIONS WERE REINVESTED. CLASS B SHARES PERFORMANCE MAY BE GREATER THAN OR LESS THAN THAT SHOWN IN THE LINE GRAPH ABOVE FOR CLASS A SHARES BASED ON DIFFERENCES IN SALES LOADS AND FEES PAID BY SHAREHOLDERS INVESTING IN THE DIFFERENT CLASSES.

* AVERAGE ANNUAL TOTAL RETURN FIGURES (FOR THE PERIOD ENDED 12/31/97) INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. "N.A.V. ONLY" RETURNS ARE CALCULATED WITHOUT SALES CHARGES. THE CLASS A "S.E.C. STANDARDIZED" RETURNS SHOWN ARE BASED ON THE MAXIMUM SALES CHARGE OF 6.25% (PRIOR TO 7/1/93, THE MAXIMUM SALES CHARGE WAS 6.9%). THE CLASS B "S.E.C. STANDARDIZED" RETURNS ARE ADJUSTED FOR THE APPLICABLE DEFERRED SALES CHARGE (MAXIMUM OF 4% IN THE FIRST
  YEAR). SOME OR ALL OF THE EXPENSES OF THE FUND WERE WAIVED OR ASSUMED. IF SUCH EXPENSES HAD BEEN PAID BY THE FUND, THE CLASS A "S.E.C. STANDARDIZED" AVERAGE ANNUAL TOTAL RETURN FOR ONE YEAR, FIVE YEARS AND SINCE INCEPTION WOULD HAVE BEEN 2.00%, 5.29% AND 6.70%, RESPECTIVELY, AND THE S.E.C. 30-DAY YIELD FOR DECEMBER 1997 WOULD HAVE BEEN 4.87%. THE CLASS B "S.E.C. STANDARDIZED" AVERAGE ANNUAL TOTAL RETURN FOR ONE YEAR AND SINCE INCEPTION WOULD HAVE BEEN 4.04% AND 7.97%, RESPECTIVELY, AND THE S.E.C. 30-DAY YIELD FOR DECEMBER 1997 WOULD HAVE BEEN 4.51%. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. LEHMAN BROTHERS CORPORATE BOND INDEX FIGURES FROM LEHMAN BROTHERS, INC. AND ALL OTHER FIGURES FROM FIRST INVESTORS MANAGEMENT COMPANY, INC.

PORTFOLIO MANAGER'S LETTER
FIRST INVESTORS SPECIAL SITUATIONS FUND

Dear Investor:

1997 was a very good year for the U.S. economy and financial markets. The economy grew at an annual pace of 3.8%, with the unemployment rate falling to its lowest level since the 1970's. Despite faster economic growth, inflation, as measured by the Consumer Price Index, rose less than 2%, its smallest increase in over ten years. Reflecting the strong economy, the Federal budget deficit declined substantially and had almost been eliminated by year-end. Against this backdrop, the Federal Reserve held monetary policy steady after one small increase in the benchmark Federal funds rate in March.

Although both the U.S. bond and stock markets suffered setbacks at times during the year, the combination of moderate growth and low inflation ultimately provided a rewarding environment for investors. Long-term bond yields fell to their lowest level in two years, while the broad stock market indices recorded their third consecutive year of substantial gains. While many overseas markets were buffeted by the economic crisis in Southeast Asia, U.S. markets remained relatively stable or--in the case of the bond market--benefited from a "flight to safety" as investors sought the security of the world's largest and most efficient financial markets.

The Fund's performance was driven by investments in the energy and financial sectors. Other sectors, such as the technology and healthcare sectors, proved to be mixed performers, while the forest and paper products sector underperformed the market as a whole.

During 1997, First Investors Special Situations Fund had a total return of 16.2% on a net asset value basis for Class A shares and 15.3% for Class B shares, compared to a 20.8% return for the Lipper Small Company Growth Fund Average. For 1997, the Fund declared a capital gain distribution of $1.897 per share on both classes.

In the energy sector, oilfield service stocks generated solid returns for the year in spite of a difficult fourth quarter. Because the Fund acquired the majority of its holdings in the first quarter, stocks in companies such as Patterson Energy, EVI, Newpark Resources, Global Industries, R&B Falcon (formerly Falcon Drilling), Veritas DGC, Maverick Tube and Cliffs Drilling generated above average returns for the year.

The Fund also benefited from its holdings in financial stocks. Consolidation, real and perceived, was the driver of the solid performance in financial stocks, especially in the fourth quarter. The Fund held consolidators such as Centura Banks, Commercial Federal, and Peoples Heritage Financial Group. The Fund's top performer in the financial sector was HealthCare Financial Partners, a specialty finance company focused on asset based lending to growing health care service providers. However, not all financial stocks held by the Fund generated above average returns. Redwood Trust reported disappointing earnings, while the Money Store was hampered by concerns about slower loan growth and delinquencies in the subprime auto finance and mortgage industries. While the Fund had roughly twelve percent of its assets invested in the financial sector, in hindsight, a higher weighting would have been preferable.

In 1997, the Fund's investments in the technology sector generated mixed results. While the stocks in companies such as EMC, Network Appliance and Cisco Systems appreciated over 30% for the year, the rapid and unexpected downturn in the Asian economies had adverse impacts on many technology companies. With the possible loss of the Asian markets for their products and the expectations of increased competition in many areas of the technology sector, many technology companies adjusted earnings expectations downward. The lowered earnings expectations led to lower fourth quarter returns in many technology stocks. The stocks of companies such as Hadco, Altera and Adaptec all suffered from the "Asian Flu".

While the macro-economic fundamental--aging baby-boomers who generally demand the highest quality medical care--supporting the healthcare sector remained in place, the Fund's holdings in this sector had lackluster performances. Health Care and Retirement Corporation, a nursing home benefiting from the "graying of America", did generate a return in excess of 40%. However, other companies in the nursing home sector did not generate good returns, for reasons ranging from poor execution of strategy to use of questionable accounting practices, and hindered the Fund's performance. Examples of such companies are Genesis Health Ventures and Vencor.

The outlook for the forest and paper products industry appeared to be improving before the Asian economic crisis occurred. There was an increase in restructuring and merger activity that was rationalizing capacity at the same time global economic conditions appeared solid. However, just as we began to see some positive momentum in the sector, the Asian crisis undercut the investment thesis in the paper and forest products sector. Asia accounts for approximately 33% of the world's consumption of paper products and approximately 29% of its production. The downturn in the Asia region, led to concerns about the earnings rebound of the paper industry, a rebound that now appears to be on hold indefinitely. The Fund's holdings in stocks of companies like Boise Cascade, Louisiana-Pacific and Gaylord Container Corp. were adversely affected by the turmoil in Asia.

While we continue to believe the fundamentals that pushed U.S. stock markets to new highs remain in place, investors should remain aware of the risks associated with investing in the stock markets. Stock markets tend to be cyclical requiring a long term time-horizon when investing. Additionally, on a technical basis, the current bull market is now the longest in history. Providing positive economic support is the convergence of stable economic growth, low inflation and constructive interest rates. Also supportive are the demographic trends that are propelling "baby boomers" savings and investment rates to continue at high levels. However, one of the risks to U.S. equity investors is the impact which lower global growth, caused by the turmoil in Asian economies, will have on U.S. companies' profits and therefore stock market prices.

Following 1997's strong performance, the outlook for U.S. financial markets continues to be positive, although uncertainties do exist. In particular, we believe that the economic problems in Southeast Asia will slow growth in the U.S. However, it is unclear to what extent growth will be slowed and, consequently, what the ultimate impact will be on the financial markets. On a positive note, Southeast Asia's problems should result in lower inflation worldwide. Uncertainty often leads to volatile markets. During such times, investors are generally best served by focusing on long-term objectives and maintaining a disciplined approach to investing.

As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

   [SIGNATURE]

Patricia D. Poitra
Director of Equities
  and Portfolio Manager

January 30, 1998

CUMULATIVE PERFORMANCE INFORMATION
FIRST INVESTORS SPECIAL SITUATIONS FUND

Comparison of change in value of $10,000 investment in the First Investors Special Situations Fund (Class A shares), the Lipper Small Company Growth Fund Index and the Russell 2000 Index.
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                       AS OF DECEMBER 31, 1997

                                                         Special Situations Fund          Lipper Small Company Growth Fund Index
Sep-90                                                                     9,375                                          10,000
Dec-90                                                                     9,741                                          10,050
Dec-91                                                                    14,657                                          15,326
Dec-92                                                                    17,186                                          18,155
Dec-93                                                                    20,714                                          21,606
Dec-94                                                                    19,955                                          20,919
Dec-95                                                                    24,730                                          26,401
Dec-96                                                                    27,588                                          30,232
Dec-97                                                                    32,042                                          36,505
Average Annual Total Return*
Class A Shares N.A.V. Only S.E.C. Standardized
One Year 16.15% 8.89%
Five Years 13.27% 11.82%
Since Inception (9/18/90) 18.36% 17.32%
Class B Shares
One Year 15.34% 11.34%
Since Inception (1/12/95) 16.60% 15.85%

                                                        Russell 2000 Index
Sep-90                                                              10,000
Dec-90                                                              10,754
Dec-91                                                              16,214
Dec-92                                                              17,853
Dec-93                                                              20,776
Dec-94                                                              20,624
Dec-95                                                              27,106
Dec-96                                                              31,107
Dec-97                                                              37,969
Average Annual Total Return*
Class A Shares N.A.V. Only S.E.C. Standardized
One Year 16.15% 8.89%
Five Years 13.27% 11.82%
Since Inception (9/18/90) 18.36% 17.32%
Class B Shares
One Year 15.34% 11.34%
Since Inception (1/12/95) 16.60% 15.85%

THE GRAPH COMPARES A $10,000 INVESTMENT IN THE FIRST INVESTORS SPECIAL SITUATIONS FUND (CLASS A SHARES) BEGINNING 9/18/90 (INCEPTION DATE) WITH THEORETICAL INVESTMENTS IN THE LIPPER SMALL COMPANY GROWTH FUND INDEX AND THE RUSSELL 2000 INDEX. THE LIPPER SMALL COMPANY GROWTH FUND INDEX IS A NET VALUE WEIGHTED INDEX OF THE 30 LARGEST SMALL COMPANY GROWTH FUNDS. IT IS CALCULATED WITH ADJUSTMENTS FOR INCOME DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS AS OF EX-DIVIDEND DATES. THE RUSSELL 2000 INDEX CONSISTS OF THE SMALLEST 2,000 COMPANIES IN THE RUSSELL 3000 INDEX (WHICH REPRESENTS APPROXIMATELY 98% OF THE INVESTABLE U.S. EQUITY MARKET). THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX GENERALLY CONSIDERED AS THE PREMIER OF SMALL CAPITALIZATION STOCKS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN THESE INDICES. IN ADDITION, THE RUSSELL 2000 INDEX DOES NOT TAKE INTO ACCOUNT FEES AND EXPENSES. FOR PURPOSES OF THE GRAPH AND THE ACCOMPANYING TABLE, UNLESS OTHERWISE INDICATED, IT HAS BEEN ASSUMED THAT THE MAXIMUM SALES CHARGE WAS DEDUCTED FROM THE INITIAL $10,000 INVESTMENT IN THE FUND AND ALL DIVIDENDS AND DISTRIBUTIONS WERE REINVESTED. CLASS B SHARES PERFORMANCE MAY BE GREATER THAN OR LESS THAN THAT SHOWN IN THE LINE GRAPH ABOVE FOR CLASS A SHARES BASED ON DIFFERENCES IN THE SALES LOADS AND FEES PAID BY SHAREHOLDERS INVESTING IN THE DIFFERENT CLASSES.
* AVERAGE ANNUAL TOTAL RETURN FIGURES (FOR THE PERIOD ENDED 12/31/97) INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. "N.A.V. ONLY" RETURNS ARE CALCULATED WITHOUT SALES CHARGES. THE CLASS A "S.E.C. STANDARDIZED" RETURNS SHOWN ARE BASED ON THE MAXIMUM SALES CHARGE OF 6.25% (PRIOR TO 7/1/93, THE MAXIMUM SALES CHARGE WAS 6.9%). THE CLASS B "S.E.C. STANDARDIZED" RETURNS ARE ADJUSTED FOR THE APPLICABLE DEFERRED SALES CHARGE (MAXIMUM OF 4% IN THE FIRST
  YEAR). SOME OR ALL OF THE EXPENSES OF THE FUND WERE WAIVED OR ASSUMED. IF SUCH EXPENSES HAD BEEN PAID BY THE FUND, THE CLASS A "S.E.C. STANDARDIZED" AVERAGE ANNUAL TOTAL RETURN FOR ONE YEAR, FIVE YEARS AND SINCE INCEPTION WOULD HAVE BEEN 8.64%, 11.61% AND 16.82%, RESPECTIVELY. THE CLASS B "S.E.C. STANDARDIZED" AVERAGE ANNUAL TOTAL RETURN FOR ONE YEAR AND SINCE INCEPTION WOULD HAVE BEEN 11.07% AND 15.58%, RESPECTIVELY. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. LIPPER SMALL COMPANY GROWTH FUND INDEX FIGURES FROM LIPPER ANALYTICAL SERVICES, INC., RUSSELL 2000 INDEX FIGURES FROM FRANK RUSSELL AND COMPANY AND ALL OTHER FIGURES FROM FIRST INVESTORS MANAGEMENT COMPANY, INC.

CHIEF INVESTMENT OFFICER'S LETTER
FIRST INVESTORS TOTAL RETURN FUND

Dear Investor:

1997 was a very good year for the U.S. economy and financial markets. The economy grew at an annual pace of 3.8%, with the unemployment rate falling to its lowest level since the 1970's. Despite faster economic growth, inflation, as measured by the Consumer Price Index, rose less than 2%, its smallest increase in over ten years. Reflecting the strong economy, the Federal budget deficit declined substantially and had almost been eliminated by year-end. Against this backdrop, the Federal Reserve held monetary policy steady after one small increase in the benchmark Federal funds rate in March.

Although both the U.S. bond and stock market suffered setbacks at times during the year, the combination of moderate growth and low inflation ultimately provided a rewarding environment for investors. Long-term bond yields fell to their lowest level in two years. The fixed income market reacted positively to low inflation, a substantial reduction in the Federal budget deficit, and the turmoil in Southeast Asia which caused investors to seek the stability of the U.S. bond market. Returns in the equity market, as measured by the Standard & Poor's 500 Index, were in double digits for an unprecedented third year in a row. Bullish equity investor sentiment was sustained by low inflation and interest rates, as well as solid economic growth and corporate earnings.

During 1997, First Investors Total Return Fund returned 18.1% on a net asset value basis for Class A shares and 17.2% for Class B shares. In comparison, the average return for flexible funds, such as Total Return Fund, was 18.7% according to Lipper Analytical Services, Inc. During the year, the Fund declared dividends from net investment income of 28 cents per share on Class A shares and
19.3 cents per share on Class B shares. The Fund also declared a capital gain distribution of $1.082 per share on both classes.

During the year, the Fund benefited primarily from the strong performance of the U.S. stock market and secondarily from positive bond market returns. In particular, the Fund began 1997 with 75% of its assets in stocks, 18% in bonds and 7% in cash. This allocation represented an overweight position in stocks versus comparable funds. Consequently, the Fund was well positioned for the rally in the stock market which occurred in January. With the stock market declining in the Spring, the Fund reduced its equity market exposure to 65% of assets, and increased bonds to 25% of assets. Over the remainder of the year, the Fund incrementally increased its bond position to 35% of assets and further decreased its equity allocation as several factors supported greater exposure to fixed income investments. The Fund ended the year with a diversified portfolio consisting of 55% in stocks, 35% in bonds and 10% in cash. The stock investments were divided between medium and large capitalization stocks, with a slightly greater allocation in the former. The bond investments consisted primarily of investment grade and high yield corporate debt, with smaller holdings of U.S. Treasury obligations and municipal bonds.

While we continue to believe the fundamentals that pushed the U.S. stock market to new highs remain in place, investors should remain aware of the risks associated with investing in the stock market. The stock market tends to follow cycles and the current upward cycle or bull market is now the longest in history. On a technical basis, the length of the cycle could present some pressure against continued gains in the short-term. As well, the impact of lower global economic growth, due to turmoil in the Asian economies and the possible impact on U.S. companies' profits, could present a risk to U.S. equity investors. The bond market can also be volatile. For example, a 100 basis point (or 1%) increase in yield on a ten-year Treasury bond results in roughly a 7% decrease in that

FIRST INVESTORS TOTAL RETURN FUND

bond's price. In each of the last five years, ten-year Treasury bond yields have fluctuated by more than 100 basis points. In addition, the value of a bond can fluctuate based on changes in the credit quality. In particular, investments in higher yielding lower-rated debt obligations are more sensitive than higher-rated investments to adverse economic changes or individual corporate developments, and thus can be subject to a higher incidence of default. Investors should be aware of these risks and recognize that successful investing generally requires a long-term commitment to the market.

Following 1997's strong performance, the outlook for U.S. financial markets continues to be positive, although uncertainties do exist. In particular, we believe that the economic problems in Southeast Asia will slow growth in the U.S. However, it is unclear to what extent growth will be slowed and, consequently, what the ultimate impact will be on the financial markets.

On a positive note, Southeast Asia's problems should result in lower inflation worldwide. Uncertainty often leads to volatile markets. During such times, investors are generally best served by focusing on long-term objectives and maintaining a disciplined approach to investing.

As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

    [SIGNATURE]

Clark D. Wagner
Chief Investment Officer

January 30, 1998

CUMULATIVE PERFORMANCE INFORMATION
FIRST INVESTORS TOTAL RETURN FUND

Comparison of change in value of $10,000 investment in the First Investors Total Return Fund (Class A shares), the Lehman Brothers Government/Corporate Bond Index and the Standard & Poor's 500 Index.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                       AS OF DECEMBER 31, 1997
                                                                                       LEHMAN BROTHERS
                                                                                    GOVERNMENT/CORPORATE       STANDARD & POOR'S
                                                          TOTAL RETURN FUND              BOND INDEX                500 INDEX
Apr-90                                                                     9,375                     10,000                 10,000
Dec-90                                                                     9,543                     10,829                 10,242
Dec-91                                                                    11,606                     12,576                 13,367
Dec-92                                                                    11,489                     13,528                 14,326
Dec-93                                                                    12,314                     15,024                 15,727
Dec-94                                                                    11,879                     14,497                 15,929
Dec-95                                                                    15,065                     17,286                 22,443
Dec-96                                                                    16,665                     17,787                 27,596
Dec-97                                                                    19,678                     19,523                 36,731
Average Annual Total Return*
Class A Shares N.A.V. Only S.E.C. Standardized
One Year 18.08% 10.73%
Five Years 11.36% 9.94%
Since Inception (4/24/90) 10.11% 9.20%
Class B Shares
One Year 17.24% 13.24%
Since Inception (1/12/95) 17.64% 16.90%

THE GRAPH COMPARES A $10,000 INVESTMENT IN THE FIRST INVESTORS TOTAL RETURN FUND (CLASS A SHARES) BEGINNING 4/24/90 (INCEPTION DATE) WITH THEORETICAL INVESTMENTS IN THE LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX AND THE STANDARD & POOR'S 500 INDEX. THE LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX COMBINES THE LEHMAN BROTHERS GOVERNMENT BOND INDEX WITH THE LEHMAN BROTHERS CORPORATE BOND INDEX. THE GOVERNMENT BOND INDEX IS MADE UP OF THE TREASURY BOND INDEX (ALL PUBLIC OBLIGATIONS OF THE U.S. TREASURY) AND THE AGENCY BOND INDEX (ALL PUBLICLY ISSUED DEBT OF U.S. GOVERNMENT AGENCIES AND QUASI-FEDERAL CORPORATIONS, AND CORPORATE DEBT GUARANTEED BY THE U.S. GOVERNMENT). THE CORPORATE BOND INDEX INCLUDES ALL PUBLICLY ISSUED, FIXED RATE, NONCONVERTIBLE INVESTMENT GRADE DOLLAR-DENOMINATED, S.E.C.-REGISTERED CORPORATE DEBT. THE STANDARD & POOR'S 500 INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX OF 500 STOCKS DESIGNED TO MEASURE PERFORMANCE OF THE BROAD DOMESTIC ECONOMY THROUGH CHANGES IN THE AGGREGATE MARKET VALUE OF SUCH STOCKS, WHICH REPRESENT ALL MAJOR INDUSTRIES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN THESE INDICES. IN ADDITION, THE INDICES DO NOT TAKE INTO ACCOUNT FEES AND EXPENSES. FOR PURPOSES OF THE GRAPH AND THE ACCOMPANYING TABLE, UNLESS OTHERWISE INDICATED, IT HAS BEEN ASSUMED THAT THE MAXIMUM SALES CHARGE WAS DEDUCTED FROM THE INITIAL $10,000 INVESTMENT IN THE FUND AND ALL DIVIDENDS AND DISTRIBUTIONS WERE REINVESTED. CLASS B SHARES PERFORMANCE MAY BE GREATER THAN OR LESS THAN THAT SHOWN IN THE LINE GRAPH ABOVE FOR CLASS A SHARES BASED ON DIFFERENCES IN SALES LOADS AND FEES PAID BY SHAREHOLDERS INVESTING IN THE DIFFERENT CLASSES.

* AVERAGE ANNUAL TOTAL RETURN FIGURES (FOR THE PERIOD ENDED 12/31/97) INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. "N.A.V. ONLY" RETURNS ARE CALCULATED WITHOUT SALES CHARGES. THE CLASS A "S.E.C. STANDARDIZED" RETURNS SHOWN ARE BASED ON THE MAXIMUM SALES CHARGE OF 6.25% (PRIOR TO 7/1/93, THE MAXIMUM SALES CHARGE WAS 6.9%). THE CLASS B "S.E.C. STANDARDIZED" RETURNS ARE ADJUSTED FOR THE APPLICABLE DEFERRED SALES CHARGE (MAXIMUM OF 4% IN THE FIRST
  YEAR). SOME OR ALL OF THE EXPENSES OF THE FUND WERE WAIVED OR ASSUMED. IF SUCH EXPENSES HAD BEEN PAID BY THE FUND, THE CLASS A "S.E.C. STANDARDIZED" AVERAGE ANNUAL TOTAL RETURN FOR ONE YEAR, FIVE YEARS AND SINCE INCEPTION WOULD HAVE BEEN 10.48%, 9.65% AND 8.74%, RESPECTIVELY. THE CLASS B "S.E.C. STANDARDIZED" AVERAGE ANNUAL TOTAL RETURN FOR ONE YEAR AND SINCE INCEPTION WOULD HAVE BEEN 12.97% AND 16.52%, RESPECTIVELY. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX FIGURES FROM LEHMAN BROTHERS, INC., STANDARD & POOR'S 500 INDEX FIGURES FROM STANDARD & POOR'S AND ALL OTHER FIGURES FROM FIRST INVESTORS MANAGEMENT COMPANY, INC.

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS BLUE CHIP FUND
December 31, 1997

---------------------------------------------------------------------------------------
                                                                                 AMOUNT
                                                                               INVESTED
                                                                               FOR EACH
                                                                             $10,000 OF
   SHARES   SECURITY                                                  VALUE  NET ASSETS
---------------------------------------------------------------------------------------
            COMMON STOCKS--93.5%
            BASIC MATERIALS--2.9%
   16,400   Aluminum Company of America                        $  1,154,150     $    30
   21,300   Dow Chemical Company                                  2,161,950          56
   61,200   Du Pont (E.I.) de Nemours & Company                   3,675,825          95
   53,500   Monsanto Company                                      2,247,000          58
   36,400   Morton International, Inc.                            1,251,250          32
   24,200   Sigma-Aldrich Corporation                               961,950          25
---------------------------------------------------------------------------------------
                                                                 11,452,125         296
---------------------------------------------------------------------------------------
            CAPITAL GOODS--10.0%
   60,600   AlliedSignal, Inc.                                    2,359,612          61
   49,900   *American Power Conversion Corporation                1,178,887          30
   38,700   Avery Dennison Corporation                            1,731,825          45
   66,000   Boeing Company                                        3,229,875          83
   39,500   Corning, Inc.                                         1,466,437          38
   28,600   Emerson Electric Company                              1,614,112          42
  161,600   General Electric Company                             11,857,400         306
   88,600   Ingersoll-Rand Company                                3,588,300          92
   19,400   Lockheed Martin Corporation                           1,910,900          49
   39,200   Textron, Inc.                                         2,450,000          63
   39,000   Thomas & Betts Corporation                            1,842,750          47
   63,300   Tyco International, Ltd.                              2,852,456          74
   71,100   *USA Waste Services, Inc.                             2,790,675          72
---------------------------------------------------------------------------------------
                                                                 38,873,229       1,002
---------------------------------------------------------------------------------------
            COMMUNICATION SERVICES--5.5%
   98,100   *AirTouch Communications, Inc.                        4,077,281         105
   44,100   Bell Atlantic Corporation                             4,013,100         103
   47,100   BellSouth Corporation                                 2,652,319          68
   63,600   GTE Corporation                                       3,323,100          86
   10,700   *Intermedia Communications, Inc.                        650,025          17
   85,300   *LCI International, Inc.                              2,622,975          68
   53,100   SBC Communications, Inc.                              3,889,575         100
---------------------------------------------------------------------------------------
                                                                 21,228,375         547
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
                                                                                 AMOUNT
                                                                               INVESTED
                                                                               FOR EACH
                                                                             $10,000 OF
   SHARES   SECURITY                                                  VALUE  NET ASSETS
---------------------------------------------------------------------------------------
            CONSUMER CYCLICALS--9.1%
   66,900   *Cendant Corporation                               $  2,299,687     $    59
   60,400   Chrysler Corporation                                  2,125,325          55
   33,300   *Costco Companies, Inc.                               1,486,012          38
   64,400   *Federated Department Stores, Inc.                    2,773,225          71
   13,350   Goodyear Tire & Rubber Company                          849,394          22
   60,300   Hilton Hotels Corporation                             1,793,925          46
   47,850   Home Depot, Inc.                                      2,817,169          73
   68,300   *Lear Corporation                                     3,244,250          84
   26,700   Masco Corporation                                     1,358,362          35
   71,200   Mattel, Inc.                                          2,652,200          68
   15,200   McGraw-Hill Companies, Inc.                           1,124,800          29
   52,600   Ogden Corporation                                     1,482,662          38
   45,000   *Staples, Inc.                                        1,248,750          32
   64,400   Tribune Company                                       4,008,900         103
   31,600   Unifi, Inc.                                           1,285,725          33
  116,000   Wal-Mart Stores, Inc.                                 4,574,750         118
---------------------------------------------------------------------------------------
                                                                 35,125,136         904
---------------------------------------------------------------------------------------
            CONSUMER STAPLES--14.6%
   53,300   American Stores Company                               1,095,981          28
   69,600   Anheuser-Busch Companies, Inc.                        3,062,400          79
   35,600   *Apollo Group, Inc.                                   1,682,100          43
   28,400   Clorox Company                                        2,245,375          58
   63,900   Coca-Cola Company                                     4,257,337         110
   72,800   ConAgra, Inc.                                         2,388,750          62
   32,400   CPC International, Inc.                               3,491,100          90
   62,000   Felcor Suite Hotels, Inc.                             2,201,000          57
   35,600   Fort James Corporation                                1,361,700          35
   28,800   Gillette Company                                      2,892,600          75
  100,000   *Host Marriott Corporation                            1,962,500          51
   41,700   Kimberly-Clark Corporation                            2,056,331          53
  130,900   PepsiCo, Inc.                                         4,769,669         123
   85,400   Philip Morris Companies, Inc.                         3,869,687         100
   65,900   Procter & Gamble Company                              5,259,644         136
---------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS BLUE CHIP FUND
December 31, 1997

---------------------------------------------------------------------------------------
                                                                                 AMOUNT
                                                                               INVESTED
                                                                               FOR EACH
                                                                             $10,000 OF
   SHARES   SECURITY                                                  VALUE  NET ASSETS
---------------------------------------------------------------------------------------
            CONSUMER STAPLES (continued)
   22,100   Rite Aid Corporation                               $  1,296,994     $    33
   24,795   *Safeway, Inc.                                        1,568,284          40
   41,887   *Tele-Communications, Inc. Liberty Media Group -
              Series "A"                                          1,518,404          39
   56,700   Time Warner, Inc.                                     3,515,400          91
   46,400   Unilever N.V.                                         2,897,100          75
   30,800   Walt Disney Company                                   3,051,125          79
---------------------------------------------------------------------------------------
                                                                 56,443,481       1,457
---------------------------------------------------------------------------------------
            ENERGY--9.7%
   24,100   Amoco Corporation                                     2,051,512          53
   49,700   Atlantic Richfield Company                            3,982,212         103
   40,600   Baker Hughes, Inc.                                    1,771,175          46
   32,000   Chevron Corporation                                   2,464,000          64
   36,200   Dresser Industries, Inc.                              1,518,137          39
   71,400   Exxon Corporation                                     4,368,787         113
   12,300   Kerr-McGee Corporation                                  778,744          20
   38,700   Mobil Corporation                                     2,793,656          72
  105,400   Royal Dutch Petroleum Company                         5,711,362         147
   30,200   Schlumberger, Ltd.                                    2,431,100          63
   27,400   Texaco, Inc.                                          1,489,875          38
  106,700   Tosco Corporation                                     4,034,594         104
  142,400   Williams Companies, Inc.                              4,040,600         104
---------------------------------------------------------------------------------------
                                                                 37,435,754         966
---------------------------------------------------------------------------------------
            FINANCIAL--16.6%
   36,400   Allstate Corporation                                  3,307,850          85
   23,500   American Express Company                              2,097,375          54
   35,550   American International Group, Inc.                    3,866,062         100
   34,800   BankAmerica Corporation                               2,540,400          65
   52,800   BankBoston Corporation                                4,959,900         128
   21,400   Chase Manhattan Corporation                           2,343,300          60
   24,900   Chubb Corporation                                     1,883,062          49
   25,100   Citicorp                                              3,173,581          82
   71,400   Conseco, Inc.                                         3,244,237          84
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
                                                                                 AMOUNT
                                                                               INVESTED
                                                                               FOR EACH
                                                                             $10,000 OF
   SHARES   SECURITY                                                  VALUE  NET ASSETS
---------------------------------------------------------------------------------------
            FINANCIAL (continued)
   80,700   Fannie Mae                                         $  4,604,944     $   119
   88,900   First Union Corporation                               4,556,125         117
   50,900   Freddie Mac                                           2,134,619          55
   30,600   Jefferson-Pilot Corporation                           2,382,975          61
   30,800   Marshall & Ilsley Corporation                         1,913,450          49
   38,200   Merrill Lynch & Company, Inc.                         2,786,213          72
  107,200   Money Store, Inc.                                     2,251,200          58
   24,900   Morgan Stanley, Dean Witter, Discover and Company     1,472,213          38
   36,700   NationsBank Corporation                               2,231,819          58
  141,400   Norwest Corporation                                   5,461,575         141
   71,550   Travelers Group, Inc.                                 3,854,756          99
   73,200   USF&G Corporation                                     1,614,975          42
   21,300   Wachovia Corporation                                  1,727,963          45
---------------------------------------------------------------------------------------
                                                                 64,408,594       1,661
---------------------------------------------------------------------------------------
            HEALTHCARE--11.0%
   32,700   Abbott Laboratories                                   2,143,894          55
   30,000   Baxter International, Inc.                            1,513,125          39
   60,300   Bristol-Myers Squibb Company                          5,705,888         147
   64,600   Eli Lilly and Company                                 4,497,775         116
   60,450   *Health Management Associates, Inc. - Class "A"       1,526,363          39
   49,600   Johnson & Johnson                                     3,267,400          84
   87,700   *MedPartners, Inc.                                    1,962,288          51
   71,200   *Medtronic, Inc.                                      3,724,650          96
   58,400   Merck & Company, Inc.                                 6,205,000         160
   56,200   Pfizer, Inc.                                          4,190,413         108
  106,700   Pharmacia & Upjohn, Inc.                              3,907,888         101
   30,200   United Healthcare Corporation                         1,500,563          39
   21,800   Warner-Lambert Company                                2,703,200          70
---------------------------------------------------------------------------------------
                                                                 42,848,447       1,105
---------------------------------------------------------------------------------------
            TECHNOLOGY--10.8%
   46,700   *Adaptec, Inc.                                        1,733,738          45
   99,600   *Cadence Design Systems, Inc.                         2,440,200          63
---------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS BLUE CHIP FUND
December 31, 1997

---------------------------------------------------------------------------------------
                                                                                 AMOUNT
                                                                               INVESTED
                                                                               FOR EACH
                                                                             $10,000 OF
   SHARES   SECURITY                                                  VALUE  NET ASSETS
---------------------------------------------------------------------------------------
            TECHNOLOGY (continued)
   69,450   *Cisco Systems, Inc.                               $  3,871,838     $   100
   71,100   Comdisco, Inc.                                        2,377,406          61
   14,200   Eastman Kodak Company                                   863,538          22
   15,000   Grainger (W.W.), Inc.                                 1,457,813          38
   40,800   Hewlett-Packard Company                               2,550,000          66
   51,200   Intel Corporation                                     3,596,800          93
   43,400   International Business Machines Corporation           4,538,013         117
   25,100   *Microsoft Corporation                                3,244,175          84
   53,300   Motorola, Inc.                                        3,041,431          78
   19,200   Raytheon Company                                        969,600          25
   41,700   *Sterling Commerce, Inc.                              1,602,844          41
   79,000   *Sun Microsystems, Inc.                               3,150,125          81
   71,200   *Synopsys, Inc.                                       2,545,400          66
   35,600   *Tellabs, Inc.                                        1,882,350          48
   80,800   *Transcrypt International, Inc.                       2,009,900          52
---------------------------------------------------------------------------------------
                                                                 41,875,171       1,080
---------------------------------------------------------------------------------------
            TRANSPORTATION--.7%
   17,800   Burlington Northern Santa Fe Corporation              1,654,288          43
   14,900   *US Airways Group, Inc.                                 931,250          24
---------------------------------------------------------------------------------------
                                                                  2,585,538          67
---------------------------------------------------------------------------------------
            UTILITIES--2.6%
   60,400   Consolidated Edison, Inc.                             2,476,400          64
   44,400   Duke Energy Corporation                               2,458,650          63
   55,300   FPL Group, Inc.                                       3,273,069          84
   53,500   Sierra Pacific Resources                              2,006,250          52
---------------------------------------------------------------------------------------
                                                                 10,214,369         263
---------------------------------------------------------------------------------------
            TOTAL VALUE OF COMMON STOCKS (cost $254,383,351)    362,490,219       9,348
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
                                                                                 AMOUNT
                                                                               INVESTED
                                                                               FOR EACH
PRINCIPAL                                                                    $10,000 OF
   AMOUNT   SECURITY                                                  VALUE  NET ASSETS
---------------------------------------------------------------------------------------
            SHORT-TERM CORPORATE NOTES--5.9%
$   7,000M  American Express Credit Corp., 5.75%, 1/12/98      $  6,987,701     $   180
    2,500M  Bell Atlantic Network Funding, Inc., 5.88%,
              1/13/98                                             2,495,075          65
    5,000M  Brown-Forman Corp., 6.05%, 1/7/98                     4,994,958         129
    3,025M  Florida Power Corp., 5.90%, 1/12/98                   3,019,546          78
    3,043M  Florida Power Corp., 5.90%, 1/13/98                   3,037,016          78
    2,600M  Texaco, Inc., 5.88%, 1/13/98                          2,594,904          67
---------------------------------------------------------------------------------------
            TOTAL VALUE OF SHORT-TERM CORPORATE NOTES (cost
             $23,129,200)                                        23,129,200         597
---------------------------------------------------------------------------------------
TOTAL VALUE OF INVESTMENTS (cost $277,512,551)          99.4%   385,619,419       9,945
OTHER ASSETS, LESS LIABILITIES                            .6      2,133,294          55
---------------------------------------------------------------------------------------
NET ASSETS                                             100.0%  $387,752,713     $10,000
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------

* Non-income producing

                       See notes to financial statements

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS INSURED INTERMEDIATE TAX EXEMPT FUND
December 31, 1997

-------------------------------------------------------------------------------------
                                                                               AMOUNT
                                                                             INVESTED
                                                                             FOR EACH
PRINCIPAL                                                                  $10,000 OF
   AMOUNT   SECURITY                                                VALUE  NET ASSETS
-------------------------------------------------------------------------------------
            MUNICIPAL BONDS--100.4%
            ALASKA--2.8%
$     200M  Anchorage General Obligation, 6.50%, 7/1/2004      $  225,250     $   276
-------------------------------------------------------------------------------------
            ARIZONA--16.7%
      255M  Apache Junction Water District, 5%, 7/1/2003          266,156         326
      250M  Maricopa County Uni. Sch. Dist. Gen. Oblig. #80
              (Chandler), 6.60%, 7/1/2006                         289,687         355
      250M  Phoenix Civic Impt. Corp. Mun. Facs. Excise Tax
              Rev., 6.75%, 7/1/2004                               284,687         349
      300M  Pima County Indl. Dev. Auth. Healthpartners, 5%,
              4/1/2004                                            312,750         384
      200M  Yuma County Indl. Dev. Auth. Reg. Med. Ctr., 5%,
              8/1/2002                                            207,000         254
-------------------------------------------------------------------------------------
                                                                1,360,280       1,668
-------------------------------------------------------------------------------------
            CALIFORNIA--2.0%
      150M  Pittsburg Pub. Fing. Auth. Wastewater Rev.,
              6.80%, 6/1/2001*                                    165,937         204
-------------------------------------------------------------------------------------
            CONNECTICUT--3.7%
      300M  Connecticut Health & Educ. Fac. Auth. Corp.,
              4.625%, 7/1/2007                                    302,250         371
-------------------------------------------------------------------------------------
            ILLINOIS--21.8%
            Cook County High School District General
              Obligation #205:
      250M    5.40%, 12/1/2001                                    262,500         322
      200M    5.90%, 12/1/2003                                    213,750         262
      250M  Chicago Board of Education, 6%, 12/1/2007             280,625         344
      250M  Chicago General Obligation, 6.25%, 10/31/2001         269,062         330
      250M  Northwest Subn. Mun. Jt. Action Water Agy.,
              6.35%, 5/1/2006                                     283,438         348
      400M  Regional Transportation Authority, 7.75%,
              6/1/2003                                            468,500         575
-------------------------------------------------------------------------------------
                                                                1,777,875       2,181
-------------------------------------------------------------------------------------
            INDIANA--2.1%
      150M  Valparaiso Indpt. Multi-Schools Bldg. Corp.,
              6.625%, 7/1/2002*                                   166,875         205
-------------------------------------------------------------------------------------
            KENTUCKY--3.2%
      200M  Louisville & Jefferson County Met. Sewer
              District, 10%, 5/15/2004                            262,750         322
-------------------------------------------------------------------------------------
            LOUISIANA--2.3%
      175M  Louisiana General Obligation, 7%, 5/1/2001            190,313         233
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                                                                               AMOUNT
                                                                             INVESTED
                                                                             FOR EACH
PRINCIPAL                                                                  $10,000 OF
   AMOUNT   SECURITY                                                VALUE  NET ASSETS
-------------------------------------------------------------------------------------
            MICHIGAN--13.5%
$     300M  Allegan Pub. Schl. Dist. Gen. Oblig., 6.50%,
              5/1/2007                                         $  348,375     $   427
    1,000M  Brighton Area Schl. Dist. Gen. Oblig., 7.50%,
              5/1/2005**                                          356,250         437
      350M  Greater Detroit Resources Recovery Authority
              Revenue, 6.25%, 12/13/2007                          398,125         488
-------------------------------------------------------------------------------------
                                                                1,102,750       1,352
-------------------------------------------------------------------------------------
            NEW JERSEY--2.8%
      200M  New Jersey Econ. Dev. Auth. Mkt. Transition Fac.
              Rev., 7%, 7/1/2004*                                 230,750         283
-------------------------------------------------------------------------------------
            NEW YORK--7.9%
            New York City General Obligation:
      150M    6.625%, 8/1/2002                                    166,875         205
      250M    8%, 8/1/2005                                        307,500         377
      150M  Niagara Falls Bridge Commission, 6.30%,
              10/1/2002*                                          165,938         204
-------------------------------------------------------------------------------------
                                                                  640,313         786
-------------------------------------------------------------------------------------
            OHIO--2.8%
      200M  Columbus City Sch. Dist. Gen. Oblig., 6.65%,
              12/1/2002*                                          224,750         276
-------------------------------------------------------------------------------------
            OREGON--2.0%
      150M  Tillamook General Obligation, 5.75%, 1/15/2002        159,563         196
-------------------------------------------------------------------------------------
            PENNSYLVANIA--7.1%
      550M  Harrisburg General Obligation, 5%, 9/15/2007**        352,688         433
      200M  Pennsylvania Intergovernmental Coop. Auth. Spec.
              Tax Rev., 7%, 6/15/2004                             229,500         282
-------------------------------------------------------------------------------------
                                                                  582,188         715
-------------------------------------------------------------------------------------
            RHODE ISLAND--2.7%
      200M  Rhode Island Depositors Econ. Protection Corp.,
              7.10%, 8/1/2001*                                    222,750         273
-------------------------------------------------------------------------------------
            TEXAS--4.1%
      300M  Harris County Toll Road Gen. Oblig., 6.50%,
              8/15/2002*                                          333,000         408
-------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS INSURED INTERMEDIATE TAX EXEMPT FUND
December 31, 1997

-------------------------------------------------------------------------------------
                                                                               AMOUNT
                                                                             INVESTED
                                                                             FOR EACH
PRINCIPAL                                                                  $10,000 OF
   AMOUNT   SECURITY                                                VALUE  NET ASSETS
-------------------------------------------------------------------------------------
            WASHINGTON--2.9%
$     200M  Snohomish & Island Counties Schl. Dist. Gen.
              Oblig. #401 (Stanwood), 7%, 12/15/2005           $  235,750     $   289
-------------------------------------------------------------------------------------
TOTAL VALUE OF INVESTMENTS (cost $7,720,293)           100.4%   8,183,344      10,038
EXCESS OF LIABILITIES OVER OTHER ASSETS                  (.4)     (31,302)        (38)
-------------------------------------------------------------------------------------
NET ASSETS                                             100.0%  $8,152,042     $10,000
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

* Municipal bonds which have been prerefunded are shown maturing at the prerefunded call date.
** Zero coupon bond issued at a discount. The interest rate shown represents the rate of discount on date purchased.

                       See notes to financial statements

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS INVESTMENT GRADE FUND
December 31, 1997

--------------------------------------------------------------------------------------
                                                                                AMOUNT
                                                                              INVESTED
                                                                              FOR EACH
PRINCIPAL                                                                   $10,000 OF
   AMOUNT   SECURITY                                                 VALUE  NET ASSETS
--------------------------------------------------------------------------------------
            CORPORATE BONDS--89.5%
            AEROSPACE/DEFENSE--4.8%
$     700M  Boeing Co., 6.35%, 2003                            $   709,553     $   147
      750M  Lockheed Martin Corp., 7.25%, 2006                     787,690         163
      750M  Rockwell International Corp., 8.375%, 2001             800,014         166
--------------------------------------------------------------------------------------
                                                                 2,297,257         476
--------------------------------------------------------------------------------------
            APPAREL/TEXTILES--.6%
      250M  VF Corp., 9.50%, 2001                                  275,233          57
--------------------------------------------------------------------------------------
            BUILDING MATERIALS--1.4%
      600M  Masco Corp., 9%, 2001                                  654,727         135
--------------------------------------------------------------------------------------
            CHEMICALS--3.2%
      750M  Du Pont (E.I.) de Nemours & Co., 8.125%, 2004          822,469         170
      700M  Lubrizol Corp., 7.25%, 2025                            743,877         154
--------------------------------------------------------------------------------------
                                                                 1,566,346         324
--------------------------------------------------------------------------------------
            CONGLOMERATES--3.2%
      700M  Hanson Overseas, B.V., 7.375%, 2003                    731,051         151
      750M  Tenneco, Inc., 7.875%, 2027                            830,587         172
--------------------------------------------------------------------------------------
                                                                 1,561,638         323
--------------------------------------------------------------------------------------
            CONSUMER PRODUCTS--2.1%
    1,000M  Mattel, Inc., 6.75%, 2000                            1,011,686         209
--------------------------------------------------------------------------------------
            ELECTRIC & GAS UTILITIES--10.2%
      750M  Baltimore Gas and Electric Co., 6.50%, 2003            760,766         157
    1,000M  Duke Energy Corp., 5.875%, 2003                        983,524         203
      800M  Kansas Gas & Electric Co., 7.60%, 2003                 848,130         175
      525M  Old Dominion Electric Cooperative, 7.97%, 2002         549,979         114
      750M  Philadelphia Electric Co., 8%, 2002                    797,068         165
      925M  Southwestern Electric Power Co., 7%, 2007              974,807         202
--------------------------------------------------------------------------------------
                                                                 4,914,274       1,016
--------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS INVESTMENT GRADE FUND
December 31, 1997

--------------------------------------------------------------------------------------
                                                                                AMOUNT
                                                                              INVESTED
                                                                              FOR EACH
PRINCIPAL                                                                   $10,000 OF
   AMOUNT   SECURITY                                                 VALUE  NET ASSETS
--------------------------------------------------------------------------------------
            ENERGY--5.9%
$     700M  Baroid Corp., 8%, 2003                             $   756,057     $   156
      500M  Mobil Corp., 8.625%, 2021                              630,788         131
      700M  Newpark Resources, Inc., 8.625%, 2007 (Note 5)         714,875         148
      750M  Phillips Petroleum Co., 7.20%, 2023                    757,732         157
--------------------------------------------------------------------------------------
                                                                 2,859,452         592
--------------------------------------------------------------------------------------
            ENTERTAINMENT/LEISURE--1.5%
      700M  Walt Disney Company, 6.75%, 2006                       724,212         150
--------------------------------------------------------------------------------------
            FINANCIAL SERVICES--17.9%
      660M  BankAmerica Corp., 9.50%, 2001                         724,516         150
      875M  Barnett Banks, Inc., 8.50%, 1999                       899,001         186
      700M  Chemical Bank, Inc., 7%, 2005                          728,451         151
      800M  Citicorp, 8%, 2003                                     856,909         177
      800M  First Union Corp., 8.125%, 2002                        858,590         178
      750M  Fleet Capital, 7.92%, 2026                             796,199         165
      700M  Key Corp., 7.50%, 2006                                 743,634         154
      750M  Mellon Bank N.A., 6.50%, 2005                          752,837         156
      550M  Meridian Bancorp, 7.875%, 2002                         586,247         121
      925M  Morgan Guaranty Trust Co., 7.375%, 2002                965,565         200
      700M  NationsBank Corp., 8.125%, 2002                        751,565         156
--------------------------------------------------------------------------------------
                                                                 8,663,514       1,794
--------------------------------------------------------------------------------------
            FOOD/BEVERAGE/TOBACCO--7.6%
      750M  Anheuser-Busch Cos., Inc., 7%, 2005                    773,730         160
      500M  Coca-Cola Enterprises, Inc., 7.875%, 2002              530,656         110
      700M  Hershey Foods Corp., 6.70%, 2005                       721,530         149
      900M  Philip Morris Cos., Inc., 7.125%, 2002                 926,312         192
      650M  Universal Corp., 9.25%, 2001                           701,737         145
--------------------------------------------------------------------------------------
                                                                 3,653,965         756
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
                                                                                AMOUNT
                                                                              INVESTED
                                                                              FOR EACH
PRINCIPAL                                                                   $10,000 OF
   AMOUNT   SECURITY                                                 VALUE  NET ASSETS
--------------------------------------------------------------------------------------
            GAS TRANSMISSION--3.0%
$     700M  Columbia Gas System, Inc., 6.80%, 2005             $   714,750     $   148
      700M  Enron Corp., 7.125%, 2007                              725,635         150
--------------------------------------------------------------------------------------
                                                                 1,440,385         298
--------------------------------------------------------------------------------------
            HEALTHCARE--1.0%
      425M  Tenet Healthcare Corp., 10.125%, 2005                  463,250          96
--------------------------------------------------------------------------------------
            INVESTMENT/FINANCE COMPANIES--5.2%
      700M  Associates Corp. of North America, 7.875%, 2001        738,556         153
      700M  General Electric Capital Corp., 7.875%, 2006           775,407         160
      700M  General Motors Acceptance Corp., 7.125%, 1999          710,529         147
      250M  International Lease Finance Corp., 8.875%, 2001        269,550          56
--------------------------------------------------------------------------------------
                                                                 2,494,042         516
--------------------------------------------------------------------------------------
            MEDIA (CABLE TV/BROADCASTING)--4.6%
      700M  Bell Cablemedia, PLC, 0%-11.95%, 2004                  666,750         138
      700M  New York Times Co., Inc., 7.625%, 2005                 753,171         156
      750M  News America Holdings, Inc., 8.50%, 2005               823,018         170
--------------------------------------------------------------------------------------
                                                                 2,242,939         464
--------------------------------------------------------------------------------------
            PAPER/FOREST PRODUCTS--1.7%
      750M  Temple Inland, Inc., 9%, 2001                          814,642         169
--------------------------------------------------------------------------------------
            RETAIL - FOOD/DRUG--1.5%
      700M  Kroger Co., 8.50%, 2003                                735,586         152
--------------------------------------------------------------------------------------
            RETAIL - GENERAL MERCHANDISE--3.1%
      700M  Federated Department Stores, Inc., 7.45%, 2017         736,375         152
      700M  Wal-Mart Stores, Inc., 8%, 2006                        786,300         163
--------------------------------------------------------------------------------------
                                                                 1,522,675         315
--------------------------------------------------------------------------------------
            TECHNOLOGY--3.2%
      750M  International Business Machines Corp., 7%, 2025        777,788         161
      725M  Xerox Corp., 7.15%, 2004                               759,353         157
--------------------------------------------------------------------------------------
                                                                 1,537,141         318
--------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS INVESTMENT GRADE FUND
December 31, 1997

--------------------------------------------------------------------------------------
                                                                                AMOUNT
                                                                              INVESTED
                                                                              FOR EACH
PRINCIPAL                                                                   $10,000 OF
   AMOUNT   SECURITY                                                 VALUE  NET ASSETS
--------------------------------------------------------------------------------------
            TELECOMMUNICATIONS--6.3%
$     850M  MCI Communication Corp., 7.50%, 2004               $   896,088     $   185
      700M  New York Telephone Co., 7.25%, 2024                    717,836         149
    1,000M  Pacific Bell Telephone Co., 7%, 2004                 1,037,817         215
      368M  WorldCom, Inc., 8.875%, 2006                           397,440          82
--------------------------------------------------------------------------------------
                                                                 3,049,181         631
--------------------------------------------------------------------------------------
            TRANSPORTATION--1.5%
      700M  Norfolk Southern Corp., 7.35%, 2007                    741,063         153
--------------------------------------------------------------------------------------
            TOTAL VALUE OF CORPORATE BONDS (cost $41,635,802)   43,223,208       8,944
--------------------------------------------------------------------------------------
            U.S. GOVERNMENT OBLIGATIONS--7.8%
      750M  United States Treasury Bond, 6.625%, 2027              814,220         168
    2,800M  U.S. Treasury Note, 6.625%, 2007                     2,965,376         614
--------------------------------------------------------------------------------------
            TOTAL VALUE OF U.S. GOVERNMENT OBLIGATIONS (cost
             $3,655,352)                                         3,779,596         782
--------------------------------------------------------------------------------------
            SHORT-TERM CORPORATE NOTES--1.0%
      200M  Ford Motor Credit Corp., 6.12%, 1/9/98                 199,728          42
      300M  Lubrizol Corp., 6.35%, 1/5/98                          299,788          62
--------------------------------------------------------------------------------------
            TOTAL VALUE OF SHORT-TERM CORPORATE NOTES (cost
             $499,516)                                             499,516         104
--------------------------------------------------------------------------------------
TOTAL VALUE OF INVESTMENTS (cost $45,790,670)           98.3%   47,502,320       9,830
OTHER ASSETS, LESS LIABILITIES                           1.7       823,162         170
--------------------------------------------------------------------------------------
NET ASSETS                                             100.0%  $48,325,482     $10,000
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------

                       See notes to financial statements

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS SPECIAL SITUATIONS FUND
December 31, 1997

---------------------------------------------------------------------------------------
                                                                                 AMOUNT
                                                                               INVESTED
                                                                               FOR EACH
                                                                             $10,000 OF
   SHARES   SECURITY                                                  VALUE  NET ASSETS
---------------------------------------------------------------------------------------
            COMMON STOCKS--87.9%
            BASIC MATERIALS--3.6%
   68,000   Birmingham Steel Corporation                       $  1,071,000     $    51
   38,500   Boise Cascade Corporation                             1,164,625          55
   11,300   ChemFirst, Inc.                                         319,225          15
   41,000   *ChiRex, Inc.                                           722,625          34
   17,100   Dexter Corporation                                      738,506          35
   90,600   *Gaylord Container Corporation - Class "A"              520,950          25
   34,300   Lilly Industries, Inc. - Class "A"                      707,437          34
   41,800   Louisiana-Pacific Corporation                           794,200          38
   22,800   Schulman (A.), Inc.                                     572,850          27
   17,100   Southdown, Inc.                                       1,008,900          48
---------------------------------------------------------------------------------------
                                                                  7,620,318         362
---------------------------------------------------------------------------------------
            CAPITAL GOODS--8.2%
   31,200   Aeroquip-Vickers, Inc.                                1,530,750          73
   31,300   *American Power Conversion Corporation                  739,462          35
   43,200   *American Residential Services, Inc.                    675,000          32
   55,800   *Checkpoint Systems, Inc.                               976,500          46
   35,800   Columbus McKinnon Corporation                           868,150          41
   40,600   Corning, Inc.                                         1,507,275          72
   69,100   *Corporate Express, Inc.                                889,662          42
   27,600   *Eastern Environmental Services, Inc.                   607,200          29
   74,900   Gleason Corporation                                   2,017,619          96
   25,500   *Hadco Corporation                                    1,153,875          55
   69,000   *ITEQ, Inc.                                             793,500          38
   42,700   *Jacobs Engineering Group, Inc.                       1,083,512          51
   82,800   *Newpark Resources, Inc.                              1,449,000          69
   56,100   *Philip Services Corporation                            806,437          38
   14,484   *Sanmina Corporation                                    981,291          47
   50,100   Titan International, Inc.                             1,005,131          48
   20,600   *Tractor Supply Company                                 303,850          14
---------------------------------------------------------------------------------------
                                                                 17,388,214         826
---------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS SPECIAL SITUATIONS FUND
December 31, 1997

---------------------------------------------------------------------------------------
                                                                                 AMOUNT
                                                                               INVESTED
                                                                               FOR EACH
                                                                             $10,000 OF
   SHARES   SECURITY                                                  VALUE  NET ASSETS
---------------------------------------------------------------------------------------
            COMMUNICATION SERVICES--4.7%
   29,600   *Brooks Fiber Properties, Inc.                     $  1,628,000     $    77
   36,500   Cincinnati Bell, Inc.                                 1,131,500          54
   51,100   *Clearnet Communications, Inc. - Class "A"              581,262          28
   67,800   ECI Telecommunications, Ltd. (ADR)                    1,728,900          82
   25,000   *ICG Communications, Inc.                               681,250          32
   41,100   *IXC Communications, Inc.                             1,289,512          61
   42,500   *Primus Telecommunications Group, Inc.                  685,312          33
   46,300   *Tel-Save Holdings, Inc.                                920,212          44
  173,900   *USCI, Inc.                                           1,217,300          58
---------------------------------------------------------------------------------------
                                                                  9,863,248         469
---------------------------------------------------------------------------------------
            CONSUMER CYCLICALS--18.5%
   51,100   *Activision, Inc.                                       913,412          43
   34,000   *American Skiing Company                                505,750          24
   24,014   *APAC Teleservices, Inc.                                324,189          15
   20,400   *Avis Rent A Car, Inc.                                  651,525          31
   53,300   *Building Materials Holding Corporation                 559,650          27
   55,300   *Cendant Corporation                                  1,900,937          90
  109,500   *CheckFree Holdings Corporation                       2,956,500         140
   28,900   *Children's Place Retail Stores, Inc.                   148,112           7
   29,000   *Coleman Company, Inc.                                  465,812          22
    6,800   *Computer Learning Centers, Inc.                        416,500          20
   34,000   *dELiA*s, Inc.                                          756,500          36
   54,200   *Eagle Hardware & Garden, Inc.                        1,050,125          50
   63,400   *Extended Stay America, Inc.                            788,537          37
   33,800   *Federated Department Stores, Inc.                    1,455,512          69
   65,100   Innkeepers USA Trust                                  1,009,050          48
   61,400   *International Comfort Products Corporation             514,225          24
   37,500   *Just For Feet, Inc.                                    492,187          23
    3,400   *Lamar Advertising Company                              135,150           6
   20,550   *NCO Group, Inc.                                        529,162          25
   50,700   *Neiman Marcus Group, Inc.                            1,533,675          73
   70,100   Oakwood Homes Corporation                             2,326,444         110
   64,300   *OfficeMax, Inc.                                        916,275          43
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
                                                                                 AMOUNT
                                                                               INVESTED
                                                                               FOR EACH
                                                                             $10,000 OF
   SHARES   SECURITY                                                  VALUE  NET ASSETS
---------------------------------------------------------------------------------------
            CONSUMER CYCLICALS (continued)
   88,900   Ogden Corporation                                  $  2,505,869     $   119
   16,900   *Outdoor Systems, Inc.                                  648,537          31
   34,000   *Pegasystems, Inc.                                      686,375          33
   24,000   *Petco Animal Supplies, Inc.                            576,000          27
   70,600   *PETsMART, Inc.                                         511,850          24
   40,800   *PMT Services, Inc.                                     566,100          27
   79,583   *Prime Hospitality Corporation                        1,621,504          77
   27,400   *Proffitt's, Inc.                                       779,188          37
   90,900   *Saks Holdings, Inc.                                  1,880,494          89
   47,700   *Scientific Games Holdings Corporation                  965,925          46
   17,000   *Signature Resorts, Inc.                                371,875          18
   36,400   *Stage Stores, Inc.                                   1,360,450          65
   71,300   *Travis Boats & Motors, Inc.                          1,720,113          82
   90,300   *U.S. Office Products Company                         1,772,138          84
   13,500   *Universal Outdoor Holdings, Inc.                       702,000          33
   84,600   Wolverine World Wide, Inc.                            1,914,075          91
---------------------------------------------------------------------------------------
                                                                 38,931,722       1,846
---------------------------------------------------------------------------------------
            CONSUMER STAPLES--9.0%
   48,000   Apple South, Inc.                                       630,000          30
   64,000   *Cinar Films, Inc. - Class "B"                        2,488,000         118
   30,600   *Emmis Broadcasting Corporation - Class "A"           1,396,125          66
  166,400   *Four Media Company                                   1,497,600          71
   44,300   *Jones Intercable, Inc. - Class "A"                     778,019          37
  137,700   *Metromedia International Group, Inc.                 1,308,150          62
   34,100   *Pre-Paid Legal Services, Inc.                        1,165,794          55
   59,400   Richfood Holdings, Inc.                               1,678,050          80
   51,500   Rite Aid Corporation                                  3,022,406         143
   46,300   Rival Company                                           607,688          29
   35,700   *Steiner Leisure, Ltd.                                1,102,238          52
   92,250   *Tele-Communications, Inc. Liberty Media Group -
              Series "A"                                          3,344,063         159
---------------------------------------------------------------------------------------
                                                                 19,018,133         902
---------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS SPECIAL SITUATIONS FUND
December 31, 1997

---------------------------------------------------------------------------------------
                                                                                 AMOUNT
                                                                               INVESTED
                                                                               FOR EACH
                                                                             $10,000 OF
   SHARES   SECURITY                                                  VALUE  NET ASSETS
---------------------------------------------------------------------------------------
            ENERGY--7.2%
   22,800   *EVI, Inc.                                         $  1,179,900     $    56
   81,400   *Global Industries, Ltd.                              1,383,800          66
   62,300   *Nabors Industries, Inc.                              1,958,556          93
   73,400   *Patterson Energy, Inc.                               2,839,663         135
   76,400   *Precision Drilling Corporation - Class "A"           1,862,250          88
   49,800   *R&B Falcon Corporation                               1,746,113          83
   31,300   Tosco Corporation                                     1,183,531          56
   22,600   *Trico Marine Services, Inc.                            663,875          31
   58,800   *Veritas DGC, Inc.                                    2,322,600         110
---------------------------------------------------------------------------------------
                                                                 15,140,288         718
---------------------------------------------------------------------------------------
            FINANCIAL--11.8%
   17,000   Astoria Financial Corporation                           947,750          45
   27,600   Centura Banks, Inc.                                   1,904,400          90
   33,495   Charter One Financial, Inc.                           2,114,372         100
   51,750   Commercial Federal Corporation                        1,840,359          87
   34,060   Conseco, Inc.                                         1,547,601          73
   31,100   Dime Bancorp, Inc.                                      940,775          45
   18,700   GreenPoint Financial Corporation                      1,356,919          64
   52,100   *HealthCare Financial Partners, Inc.                  1,849,550          88
   89,100   *Imperial Credit Industries, Inc.                     1,826,550          87
   47,700   *LINC Capital, Inc.                                     936,113          44
   45,462   Mercantile Bancorporation, Inc.                       2,795,913         133
   44,600   Money Store, Inc.                                       936,600          44
   25,800   *New Century Financial Corporation                      264,450          13
   20,400   Peoples Heritage Financial Group, Inc.                  938,400          45
   54,075   Resources Bancshares Mortgage Group, Inc.               882,098          42
   54,400   TCF Financial Corporation                             1,846,200          88
   27,500   Washington Federal, Inc.                                864,531          41
   69,100   Westfield America, Inc.                               1,174,700          56
---------------------------------------------------------------------------------------
                                                                 24,967,281       1,185
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
                                                                                 AMOUNT
                                                                               INVESTED
                                                                               FOR EACH
                                                                             $10,000 OF
   SHARES   SECURITY                                                  VALUE  NET ASSETS
---------------------------------------------------------------------------------------
            HEALTHCARE--7.7%
   51,000   *Acuson Corporation                                $    844,688     $    40
  102,200   *American Oncology Resources, Inc.                    1,635,200          78
   95,600   *Cardiovascular Dynamics, Inc.                          525,800          25
   23,900   *Centocor, Inc.                                         794,675          38
   75,600   *FPA Medical Management, Inc.                         1,408,050          67
   27,200   *Gilead Sciences, Inc.                                1,040,400          49
   39,000   *Health Care and Retirement Corporation               1,569,750          74
   71,800   *Health Systems Design Corporation                      735,950          35
   13,400   *IMPATH, Inc.                                           438,850          21
   64,800   Jones Medical Industries, Inc.                        2,478,600         118
   60,200   *Kensey Nash Corporation                              1,000,825          47
   36,000   *Ligand Pharmaceuticals - Class "B"                     463,500          22
   58,900   Mylan Laboratories, Inc.                              1,233,219          59
   43,200   *Pediatric Services of America, Inc.                    826,200          39
   71,600   *PharMerica, Inc.                                       742,850          35
   52,300   *US Bioscience, Inc.                                    473,969          22
---------------------------------------------------------------------------------------
                                                                 16,212,526         769
---------------------------------------------------------------------------------------
            TECHNOLOGY--14.9%
   53,300   *ACE*COMM Corporation                                   629,606          30
   60,200   *Adaptec, Inc.                                        2,234,925         106
   21,900   *Adtran, Inc.                                           602,250          29
   26,600   *Altera Corporation                                     881,125          42
   41,400   *Bay Networks, Inc.                                   1,058,288          50
   28,200   *Cisco Systems, Inc.                                  1,572,150          75
   62,200   *Cymer, Inc.                                            933,000          44
  102,000   *EMC Corporation                                      2,798,625         133
   54,300   *Envoy Corporation                                    1,581,488          75
   34,700   *Etec Systems, Inc.                                   1,613,550          77
   73,700   *Hybrid Networks, Inc.                                  819,913          39
   27,900   *Information Management Resources, Inc.               1,046,250          50
   38,200   *Integrated Device Technology, Inc.                     360,513          17
   16,000   Intel Corporation                                     1,124,000          53
   24,300   Motorola, Inc.                                        1,386,619          66
---------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS SPECIAL SITUATIONS FUND
December 31, 1997

---------------------------------------------------------------------------------------
                                                                                 AMOUNT
                                                                               INVESTED
                                                                               FOR EACH
                                                                             $10,000 OF
   SHARES   SECURITY                                                  VALUE  NET ASSETS
---------------------------------------------------------------------------------------
            TECHNOLOGY (continued)
   24,360   National Data Corporation                          $    880,005     $    42
   35,600   *Network Appliance, Inc.                              1,263,800          60
   35,233   *Network Associates, Inc.                             1,862,945          88
   78,300   *PairGain Technologies, Inc.                          1,517,063          72
   70,400   *Saville Systems Ireland PLC (ADR)                    2,921,600         139
   39,400   *Sterling Commerce, Inc.                              1,514,438          72
   28,600   *Synopsys, Inc.                                       1,022,450          49
   54,000   *Transcrypt International, Inc.                       1,343,250          64
   84,900   *Turbodyne Technologies, Inc.                           328,988          16
---------------------------------------------------------------------------------------
                                                                 31,296,841       1,488
---------------------------------------------------------------------------------------
            TRANSPORTATION--2.3%
   13,500   *Budget Group, Inc. - Class "A"                         466,594          22
   15,500   Caliber System, Inc.                                    754,656          36
   63,600   Interpool, Inc.                                         942,075          45
   21,500   *Landstar System, Inc.                                  567,063          27
   18,700   *Tower Automotive, Inc.                                 786,569          37
  167,000   Transportacion Maritima Mexicana SA de C.V. -
              Class "L" (ADR)                                     1,231,625          58
---------------------------------------------------------------------------------------
                                                                  4,748,582         225
---------------------------------------------------------------------------------------
            TOTAL VALUE OF COMMON STOCKS (cost $147,566,818)    185,187,153       8,790
---------------------------------------------------------------------------------------
            CONVERTIBLE PREFERRED STOCKS--.7%
            FINANCIAL
   52,700   Excel Realty Trust, Inc., "A" $2.125 (cost
              $1,317,500)                                         1,564,531          74
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
                                                                                 AMOUNT
                                                                               INVESTED
                                                                               FOR EACH
PRINCIPAL                                                                    $10,000 OF
   AMOUNT   SECURITY                                                  VALUE  NET ASSETS
---------------------------------------------------------------------------------------
            SHORT-TERM CORPORATE NOTES--14.4%
$   8,800M  Bell Atlantic Financial Services, Inc., 6%,
              1/21/98                                          $  8,770,667     $   416
    5,900M  Bell Atlantic Network Funding, Inc., 5.88%,
              1/13/98                                             5,888,436         280
    7,100M  Dresser Industries, Inc., 5.90%, 1/6/98               7,094,181         337
    8,500M  Hartford Steam Boiler Insp. & Ins. Co., 6.50%,
              1/2/98                                              8,498,466         403
---------------------------------------------------------------------------------------
            TOTAL VALUE OF SHORT-TERM CORPORATE NOTES (cost
             $30,251,750)                                        30,251,750       1,436
---------------------------------------------------------------------------------------
TOTAL VALUE OF INVESTMENTS (cost $179,136,068)         103.0%   217,003,434      10,300
EXCESS OF LIABILITIES OVER OTHER ASSETS                 (3.0)    (6,311,879)       (300)
---------------------------------------------------------------------------------------
NET ASSETS                                             100.0%  $210,691,555     $10,000
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------

* Non-income producing

                       See notes to financial statements

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS TOTAL RETURN FUND
December 31, 1997

--------------------------------------------------------------------------------------
                                                                                AMOUNT
                                                                              INVESTED
                                                                              FOR EACH
                                                                            $10,000 OF
   SHARES   SECURITY                                                 VALUE  NET ASSETS
--------------------------------------------------------------------------------------
            COMMON STOCKS--55.1%
            BASIC MATERIALS--1.2%
    4,300   Boise Cascade Corporation                          $   130,075     $    19
    6,600   Du Pont (E.I.) de Nemours & Company                    396,412          57
   17,200   Louisiana-Pacific Corporation                          326,800          47
--------------------------------------------------------------------------------------
                                                                   853,287         123
--------------------------------------------------------------------------------------
            CAPITAL GOODS--5.5%
    5,000   Aeroquip-Vickers, Inc.                                 245,312          35
    4,400   Boeing Company                                         215,325          31
   23,100   *Checkpoint Systems, Inc.                              404,250          58
    9,200   Corning, Inc.                                          341,550          49
   19,400   *Corporate Express, Inc.                               249,775          36
   12,600   General Electric Company                               924,525         134
   30,400   *Miller Industries, Inc.                               326,800          47
    8,100   Thomas & Betts Corporation                             382,725          55
    2,600   Tyco International, Ltd.                               117,162          17
   15,900   *USA Waste Services, Inc.                              624,075          90
--------------------------------------------------------------------------------------
                                                                 3,831,499         552
--------------------------------------------------------------------------------------
            COMMUNICATION SERVICES--3.5%
    3,600   Bell Atlantic Corporation                              327,600          47
    4,800   BellSouth Corporation                                  270,300          39
    7,600   *Brooks Fiber Properties, Inc.                         418,000          60
    8,700   Century Telephone Enterprises, Inc.                    433,369          63
    7,000   GTE Corporation                                        365,750          53
   11,700   *LCI International, Inc.                               359,775          52
    3,500   SBC Communications, Inc.                               256,375          37
--------------------------------------------------------------------------------------
                                                                 2,431,169         351
--------------------------------------------------------------------------------------
            CONSUMER CYCLICALS--6.7%
   13,700   *Bed Bath & Beyond, Inc.                               527,450          76
   25,900   *CheckFree Holdings Corporation                        699,300         101
    8,600   *Federated Department Stores, Inc.                     370,337          53
    6,450   Home Depot, Inc.                                       379,744          55
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
                                                                                AMOUNT
                                                                              INVESTED
                                                                              FOR EACH
                                                                            $10,000 OF
   SHARES   SECURITY                                                 VALUE  NET ASSETS
--------------------------------------------------------------------------------------
            CONSUMER CYCLICALS (continued)
   17,100   Innkeepers USA Trust                               $   265,050     $    38
    7,300   *Lear Corporation                                      346,750          50
    4,300   Masco Corporation                                      218,762          32
    9,700   Ogden Corporation                                      273,419          39
   54,571   *Prime Hospitality Corporation                       1,111,884         161
    3,200   Tribune Company                                        199,200          29
    6,800   Wal-Mart Stores, Inc.                                  268,175          39
--------------------------------------------------------------------------------------
                                                                 4,660,071         673
--------------------------------------------------------------------------------------
            CONSUMER STAPLES--8.9%
    5,200   Anheuser-Busch Companies, Inc.                         228,800          33
    5,600   Coca-Cola Company                                      373,100          54
    8,000   ConAgra, Inc.                                          262,500          38
    5,900   *Corrections Corporation of America                    218,669          32
    2,800   CPC International, Inc.                                301,700          44
    8,000   Dole Food Company, Inc.                                366,000          53
   10,200   Flower Industries, Inc.                                209,737          30
    3,800   Gillette Company                                       381,662          55
    4,200   Kimberly-Clark Corporation                             207,112          30
   10,100   McCormick & Company, Inc.                              282,800          41
    8,000   Newell Company                                         340,000          49
    8,700   PepsiCo, Inc.                                          317,006          46
    4,700   Philip Morris Companies, Inc.                          212,969          31
    4,800   Procter & Gamble Company                               383,100          55
   12,600   Richfood Holdings, Inc.                                355,950          51
   11,650   *Tele-Communications, Inc. Liberty Media Group -
              Series "A"                                           422,312          61
    6,000   Unilever N.V.                                          374,625          54
    4,200   Walt Disney Company                                    416,062          60
   17,900   Whitman Corporation                                    466,519          67
--------------------------------------------------------------------------------------
                                                                 6,120,623         884
--------------------------------------------------------------------------------------
            ENERGY--6.3%
    2,500   Amoco Corporation                                      212,812          31
    4,100   Chevron Corporation                                    315,700          46
--------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS TOTAL RETURN FUND
December 31, 1997

--------------------------------------------------------------------------------------
                                                                                AMOUNT
                                                                              INVESTED
                                                                              FOR EACH
                                                                            $10,000 OF
   SHARES   SECURITY                                                 VALUE  NET ASSETS
--------------------------------------------------------------------------------------
            ENERGY (continued)
   28,500   *Comstock Resources, Inc.                          $   340,219     $    49
    8,000   Exxon Corporation                                      489,500          71
    5,400   Mobil Corporation                                      389,812          56
   13,900   Occidental Petroleum Corporation                       407,444          59
    6,600   *Precision Drilling Corporation - Class "A"            160,875          23
    8,000   Royal Dutch Petroleum Company                          433,500          63
    4,300   Schlumberger, Ltd.                                     346,150          50
   10,000   Tosco Corporation                                      378,125          55
    8,900   *Veritas DGC, Inc.                                     351,550          51
   17,300   Williams Companies, Inc.                               490,887          71
--------------------------------------------------------------------------------------
                                                                 4,316,574         625
--------------------------------------------------------------------------------------
            FINANCIAL--9.3%
    3,400   American Express Company                               303,450          44
   11,800   American Financial Group, Inc.                         475,687          69
    4,800   American International Group, Inc.                     522,000          75
    5,000   BankAmerica Corporation                                365,000          53
    3,000   BankBoston Corporation                                 281,813          41
    5,775   Charter One Financial, Inc.                            364,547          53
    4,900   Chase Manhattan Corporation                            536,550          77
    4,800   Citicorp                                               606,900          88
    6,600   Conseco, Inc.                                          299,888          43
    8,100   Fannie Mae                                             462,206          67
    7,400   First Union Corporation                                379,250          55
    5,700   Freddie Mac                                            239,044          35
   15,500   *Imperial Credit Industries, Inc.                      317,750          46
   19,500   Money Store, Inc.                                      409,500          59
   11,400   Norwest Corporation                                    440,325          64
   20,800   USF&G Corporation                                      458,900          66
--------------------------------------------------------------------------------------
                                                                 6,462,810         935
--------------------------------------------------------------------------------------
            HEALTHCARE--6.4%
    4,600   Abbott Laboratories                                    301,588          44
    3,000   Bristol-Myers Squibb Company                           283,875          41
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
                                                                                AMOUNT
                                                                              INVESTED
                                                                              FOR EACH
                                                                            $10,000 OF
   SHARES   SECURITY                                                 VALUE  NET ASSETS
--------------------------------------------------------------------------------------
            HEALTHCARE (continued)
    5,300   *Centocor, Inc.                                    $   176,225     $    25
   11,600   *CompDent Corporation                                  235,263          34
    9,800   Eli Lilly and Company                                  682,325          99
    9,750   *Health Management Associates, Inc. - Class "A"        246,188          36
    5,600   Johnson & Johnson                                      368,900          53
    6,900   Jones Medical Industries, Inc.                         263,925          38
   12,700   *MedPartners, Inc.                                     284,163          41
    4,600   Merck & Company, Inc.                                  488,750          71
    9,000   Mylan Laboratories, Inc.                               188,438          27
    6,700   Pharmacia & Upjohn, Inc.                               245,388          35
   10,000   *Quorom Health Group, Inc.                             261,250          38
    2,900   Warner-Lambert Company                                 359,600          52
--------------------------------------------------------------------------------------
                                                                 4,385,878         634
--------------------------------------------------------------------------------------
            TECHNOLOGY--5.7%
   12,000   *Adaptec, Inc.                                         445,500          64
    6,200   *Ascend Communications, Inc.                           151,900          22
   13,500   AVX Corporation                                        248,906          36
    4,000   *Cadence Design Systems, Inc.                           98,000          14
    5,850   *Cisco Systems, Inc.                                   326,138          47
    6,900   *Commonwealth Telephone Enterprises, Inc.              178,538          26
    8,000   *Compuware Corporation                                 256,000          37
    7,800   *Credence Systems Corporation                          231,075          33
   19,800   *EMC Corporation                                       543,263          78
    4,600   Hewlett-Packard Company                                287,500          42
    6,800   Intel Corporation                                      477,700          69
    7,200   Motorola, Inc.                                         410,850          59
    7,500   *Sun Microsystems, Inc.                                299,063          43
--------------------------------------------------------------------------------------
                                                                 3,954,433         570
--------------------------------------------------------------------------------------
            TRANSPORTATION--.3%
    2,400   Burlington Northern Santa Fe Corporation               223,050          32
--------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS TOTAL RETURN FUND
December 31, 1997

--------------------------------------------------------------------------------------
                                                                                AMOUNT
   SHARES                                                                     INVESTED
       OR                                                                     FOR EACH
PRINCIPAL                                                                   $10,000 OF
   AMOUNT   SECURITY                                                 VALUE  NET ASSETS
--------------------------------------------------------------------------------------
            UTILITIES--1.3%
    4,700   FPL Group, Inc.                                    $   278,181     $    40
   15,700   Sierra Pacific Resources                               588,750          85
--------------------------------------------------------------------------------------
                                                                   866,931         125
--------------------------------------------------------------------------------------
            TOTAL VALUE OF COMMON STOCKS (cost $27,446,399)     38,106,325       5,504
--------------------------------------------------------------------------------------
            CORPORATE BONDS--22.4%
            AUTOMOTIVE--.7%
$     500M  Titan International, Inc., 8.75%, 2007                 526,250          76
--------------------------------------------------------------------------------------
            CHEMICALS--1.1%
      650M  Huntsman Polymers Corp., 11.75%, 2004                  736,125         106
--------------------------------------------------------------------------------------
            CONTAINERS/PACKAGING--.8%
      500M  PrintPack, Inc., 9.875%, 2004                          531,250          77
--------------------------------------------------------------------------------------
            ELECTRICAL EQUIPMENT--.9%
      600M  Essex Group, Inc., 10%, 2003                           621,000          90
--------------------------------------------------------------------------------------
            ENERGY--.9%
      600M  Falcon Drilling, Inc., 8.875%, 2003                    640,500          93
--------------------------------------------------------------------------------------
            ENERGY EXPLORATION/PRODUCTS--1.6%
    1,000M  Gulf Canada Resources, Ltd., 8.35%, 2006             1,110,495         160
--------------------------------------------------------------------------------------
            ENTERTAINMENT/LEISURE--1.5%
    1,000M  AMC Entertainment, Inc., 9.50%, 2009                 1,040,000         150
--------------------------------------------------------------------------------------
            FINANCIAL SERVICES--.8%
      500M  NationsBank Corp., 8.125%, 2002                        536,832          78
--------------------------------------------------------------------------------------
            FOOD/BEVERAGE/TOBACCO--.9%
      600M  Universal Corp., 9.25%, 2001                           647,758          94
--------------------------------------------------------------------------------------
            GAS TRANSMISSION--2.9%
    1,000M  Columbia Gas Systems, Inc., 6.61%, 2002              1,013,675         146
    1,000M  Enron Corp., 7.125%, 2007                            1,036,622         150
--------------------------------------------------------------------------------------
                                                                 2,050,297         296
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
                                                                                AMOUNT
                                                                              INVESTED
                                                                              FOR EACH
PRINCIPAL                                                                   $10,000 OF
   AMOUNT   SECURITY                                                 VALUE  NET ASSETS
--------------------------------------------------------------------------------------
            HEALTHCARE--1.6%
$     600M  Healthsouth Rehabilitation Corp., 9.50%, 2001      $   633,000     $    91
      425M  Tenet Healthcare Corp., 10.125%, 2005                  463,250          67
--------------------------------------------------------------------------------------
                                                                 1,096,250         158
--------------------------------------------------------------------------------------
            INSURANCE--1.5%
    1,000M  First Colony Corp., 6.625%, 2003                     1,017,902         147
--------------------------------------------------------------------------------------
            INVESTMENT/FINANCE COMPANIES--2.9%
    1,000M  Ford Motor Credit Co., 6.625%, 2003                  1,009,816         146
    1,000M  International Lease Finance Corp., 6.375%, 2002      1,003,435         145
--------------------------------------------------------------------------------------
                                                                 2,013,251         291
--------------------------------------------------------------------------------------
            MISCELLANEOUS--.4%
      250M  Iron Mountain, Inc., 10.125%, 2006                     275,000          40
--------------------------------------------------------------------------------------
            RETAIL-GENERAL MERCHANDISE--1.5%
    1,000M  Federated Department Stores, Inc., 8.125%, 2002      1,069,231         154
--------------------------------------------------------------------------------------
            TELECOMMUNICATIONS--.9%
      553M  WorldCom, Inc., 8.875%, 2006                           597,240          86
--------------------------------------------------------------------------------------
            TRANSPORTATION--1.5%
    1,000M  Norfolk Southern Corp., 6.95%, 2002                  1,025,679         148
--------------------------------------------------------------------------------------
            TOTAL VALUE OF CORPORATE BONDS (cost $15,082,557)   15,535,060       2,244
--------------------------------------------------------------------------------------
            MUNICIPAL BONDS--5.7%
            ELECTRIC POWER--1.5%
    1,000M  Southern California Public Power Auth., 6.93%,
              2017                                               1,042,500         150
--------------------------------------------------------------------------------------
            TRANSPORTATION--4.2%
    3,000M  Massachusetts State Turnpike Auth., 5.00%, 2037      2,906,250         420
--------------------------------------------------------------------------------------
            TOTAL VALUE OF MUNICIPAL BONDS (cost $3,852,130)     3,948,750         570
--------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS TOTAL RETURN FUND
December 31, 1997

--------------------------------------------------------------------------------------
                                                                                AMOUNT
                                                                              INVESTED
                                                                              FOR EACH
PRINCIPAL                                                                   $10,000 OF
   AMOUNT   SECURITY                                                 VALUE  NET ASSETS
--------------------------------------------------------------------------------------
            U.S. GOVERNMENT OBLIGATIONS--6.1%
$   4,000M  U.S. Treasury Note, 6.625%, 2007 (cost
              $4,182,734)                                      $ 4,236,252     $   612
--------------------------------------------------------------------------------------
            SHORT-TERM CORPORATE NOTES--9.1%
    1,500M  Archer-Daniels-Midland Co., 6.20%, 1/6/98            1,498,709         217
      400M  General Electric Capital Corp., 5.60%, 1/23/98         398,569          58
    1,000M  Lubrizol Corp., 6.25%, 1/12/98                         998,090         144
    1,450M  Lubrizol Corp., 6.25%, 1/13/98                       1,446,979         209
    1,700M  Northern Illinois Gas Co., 5.90%, 2/5/98             1,690,249         244
      250M  Walt Disney Co., 6.40%, 1/5/98                         249,822          36
--------------------------------------------------------------------------------------
            TOTAL VALUE OF SHORT-TERM CORPORATE NOTES (cost
             $6,282,418)                                         6,282,418         908
--------------------------------------------------------------------------------------
            SHORT-TERM MUNICIPAL NOTES--.7%
      500M  Montgomery Alabama Spl. Care Facs. Fing. Auth.
              Rev. Adjustable Rate Note 6%** (cost $500,000)       500,000          72
--------------------------------------------------------------------------------------
TOTAL VALUE OF INVESTMENTS (cost $57,346,238)           99.1%   68,608,805       9,910
OTHER ASSETS, LESS LIABILITIES                            .9       625,358          90
--------------------------------------------------------------------------------------
NET ASSETS                                             100.0%  $69,234,163     $10,000
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------

* Non-income producing
** Interest rates on Adjustable Rate Notes are determined and reset weekly by the issuer. Interest rate shown is the rate in effect at December 31, 1997.

                       See notes to financial statements

STATEMENT OF ASSETS AND LIABILITIES
FIRST INVESTORS SERIES FUND
December 31, 1997

-------------------------------------------------------------------------------------------------------------------------
                                                                    INSURED
                                                               INTERMEDIATE     INVESTMENT         SPECIAL          TOTAL
                                                   BLUE CHIP     TAX EXEMPT          GRADE      SITUATIONS         RETURN
                                                        FUND           FUND           FUND            FUND           FUND
-------------------------------------------------------------------------------------------------------------------------
ASSETS
Investment in securities:
  At identified cost.........................  $ 277,512,551    $ 7,720,293   $ 45,790,670   $ 179,136,068   $ 57,346,238
                                               -------------   ------------   ------------   -------------   ------------
                                               -------------   ------------   ------------   -------------   ------------
  At value (Note 1A).........................  $ 385,619,419    $ 8,183,344   $ 47,502,320   $ 217,003,434   $ 68,608,805
Cash.........................................      2,256,573          6,045        121,986       1,145,950        429,372
Receivables:
  Interest and dividends.....................        402,608        106,033        804,694         144,425        449,087
  Trust shares sold..........................        942,775          1,176         80,609         552,405        168,423
  Investment securities sold.................             --             --             --       2,455,431             --
                                               -------------   ------------   ------------   -------------   ------------
Total Assets.................................    389,221,375      8,296,598     48,509,609     221,301,645     69,655,687
                                               -------------   ------------   ------------   -------------   ------------
LIABILITIES
Payables:
  Trust shares redeemed......................        363,147        126,825         71,700         249,700         46,989
  Investment securities purchased............        500,695             --             --       9,480,175        253,562
  Distributions payable......................        267,666         12,899         70,358         659,267         41,624
Accrued advisory fee.........................        238,165          2,740         26,007         129,008         42,579
Accrued expenses.............................         98,989          2,092         16,062          91,940         36,770
                                               -------------   ------------   ------------   -------------   ------------
Total Liabilities............................      1,468,662        144,556        184,127      10,610,090        421,524
                                               -------------   ------------   ------------   -------------   ------------
NET ASSETS...................................  $ 387,752,713    $ 8,152,042   $ 48,325,482   $ 210,691,555   $ 69,234,163
                                               -------------   ------------   ------------   -------------   ------------
                                               -------------   ------------   ------------   -------------   ------------
NET ASSETS CONSIST OF:
Capital paid in..............................  $ 278,538,912    $ 7,861,047   $ 46,601,488   $ 172,827,229   $ 57,949,716
Undistributed net investment income..........        158,778          2,793         18,908              --         55,028
Accumulated net realized gain (loss) on
  investment transactions....................        948,155       (174,849)        (6,564)         (3,040)       (33,148)
Net unrealized appreciation in value
  of investments.............................    108,106,868        463,051      1,711,650      37,867,366     11,262,567
                                               -------------   ------------   ------------   -------------   ------------
Total........................................  $ 387,752,713    $ 8,152,042   $ 48,325,482   $ 210,691,555   $ 69,234,163
                                               -------------   ------------   ------------   -------------   ------------
                                               -------------   ------------   ------------   -------------   ------------
NET ASSETS:
  Class A....................................  $ 350,720,579    $ 7,344,228   $ 45,007,338   $ 194,189,019   $ 66,714,419
  Class B....................................  $  37,032,134    $   807,814   $  3,318,144   $  16,502,536   $  2,519,744
TRUST SHARES OUTSTANDING (Note 4):
  Class A....................................     15,355,577      1,239,400      4,430,167       8,753,317      4,855,875
  Class B....................................      1,636,663        136,161        326,359         760,912        184,874
NET ASSET VALUE AND REDEMPTION PRICE PER
  SHARE - CLASS A............................  $       22.84    $      5.93   $      10.16   $       22.18   $      13.74
                                                      ------          -----         ------          ------         ------
                                                      ------          -----         ------          ------         ------
MAXIMUM OFFERING PRICE PER SHARE - CLASS A
  (Net asset value/.9375)*...................  $       24.36    $      6.33   $      10.84   $       23.66   $      14.66
                                                      ------          -----         ------          ------         ------
                                                      ------          -----         ------          ------         ------
NET ASSET VALUE AND OFFERING PRICE PER
  SHARE - CLASS B (Note 4)...................  $       22.63    $      5.93   $      10.17   $       21.69   $      13.63
                                                      ------          -----         ------          ------         ------
                                                      ------          -----         ------          ------         ------

* On purchases of $25,000 or more, the sales charge is reduced.

                       See notes to financial statements

STATEMENT OF OPERATIONS
FIRST INVESTORS SERIES FUND
Year Ended December 31, 1997

----------------------------------------------------------------------------------------------------------------------
                                                                   INSURED
                                                              INTERMEDIATE    INVESTMENT        SPECIAL          TOTAL
                                                  BLUE CHIP     TAX EXEMPT         GRADE     SITUATIONS         RETURN
                                                       FUND           FUND          FUND           FUND           FUND
----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Income:
  Interest...................................  $  1,341,840     $  446,391   $ 3,421,906   $    997,320   $  1,575,603
  Dividends..................................     4,474,750             --            --      1,006,997        566,856
  Consent fees...............................            --             --        19,042             --         17,668
                                               ------------   ------------   -----------   ------------   ------------
Total income.................................     5,816,590        446,391     3,440,948      2,004,317      2,160,127
                                               ------------   ------------   -----------   ------------   ------------
Expenses (Notes 1 and 3):
  Advisory fee...............................     3,268,373         47,937       354,373      1,882,098        632,459
  Shareholder servicing costs................       909,844          8,671       136,884        756,777        203,221
  Distribution plan expenses - Class A.......       899,594         22,096       133,624        526,165        184,754
  Distribution plan expenses - Class B.......       269,725          7,246        27,081        128,214         16,619
  Reports and notices to shareholders........        68,960            564         7,072         53,736         14,400
  Professional fees..........................        36,143         11,248        14,530         27,660         19,423
  Custodian fees.............................        39,183          2,231        10,183         26,350         24,764
  Other expenses.............................        48,990          2,983        10,881         37,228         15,021
                                               ------------   ------------   -----------   ------------   ------------
Total expenses...............................     5,540,812        102,976       694,628      3,438,228      1,110,661
Less: Expenses waived or assumed.............      (817,093)       (53,041)     (152,831)      (470,525)      (158,115)
     Custodian fees paid indirectly..........       (39,183)        (2,231)       (3,124)       (26,350)        (6,419)
                                               ------------   ------------   -----------   ------------   ------------
Net expenses.................................     4,684,536         47,704       538,673      2,941,353        946,127
                                               ------------   ------------   -----------   ------------   ------------
Net investment income (loss).................     1,132,054        398,687     2,902,275       (937,036)     1,214,000
                                               ------------   ------------   -----------   ------------   ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  (Note 2):
Net realized gain on investments.............    26,645,071         50,171       145,546     17,709,890      5,053,532
Net unrealized appreciation of investments...    44,536,413        137,858     1,059,248     10,188,540      3,974,842
                                               ------------   ------------   -----------   ------------   ------------
Net gain on investments......................    71,181,484        188,029     1,204,794     27,898,430      9,028,374
                                               ------------   ------------   -----------   ------------   ------------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS.................................  $ 72,313,538     $  586,716   $ 4,107,069   $ 26,961,394   $ 10,242,374
                                               ------------   ------------   -----------   ------------   ------------
                                               ------------   ------------   -----------   ------------   ------------

                       See notes to financial statements

                 (This page has been left blank intentionally.)

STATEMENT OF CHANGES IN NET ASSETS
FIRST INVESTORS SERIES FUND

---------------------------------------------------------------------------------------------------
                                                                                   INSURED
                                                    BLUE CHIP                   INTERMEDIATE
                                                      FUND                     TAX EXEMPT FUND
                                          -----------------------------   -------------------------
YEAR ENDED DECEMBER 31                             1997            1996          1997          1996
----------------------------------------  -------------   -------------   -----------   -----------
INCREASE IN NET ASSETS FROM OPERATIONS
  Net investment income (loss)..........  $   1,132,054   $   1,571,720   $   398,687   $   369,402
  Net realized gain (loss) on
    investments.........................     26,645,071      13,853,283        50,171       (13,642)
  Net unrealized appreciation
    (depreciation) of investments.......     44,536,413      25,028,855       137,858       (65,142)
                                          -------------   -------------   -----------   -----------
    Net increase in net assets resulting
      from operations...................     72,313,538      40,453,858       586,716       290,618
                                          -------------   -------------   -----------   -----------
DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income - Class A.......     (1,008,850)     (1,797,674)     (369,696)     (348,573)
  Net investment income - Class B.......             --         (32,262)      (28,946)      (20,249)
  Net realized gains - Class A..........    (23,224,732)    (12,932,431)           --            --
  Net realized gains - Class B..........     (2,472,186)       (920,852)           --            --
                                          -------------   -------------   -----------   -----------
    Total distributions.................    (26,705,768)    (15,683,219)     (398,642)     (368,822)
                                          -------------   -------------   -----------   -----------
TRUST SHARE TRANSACTIONS(a)
Class A:
  Proceeds from shares sold.............     83,933,830      59,240,476     1,296,789     1,414,425
  Value of distributions reinvested.....     23,979,379      14,593,546       252,840       259,914
  Cost of shares redeemed...............    (39,561,111)    (27,930,727)   (1,789,778)   (1,203,575)
                                          -------------   -------------   -----------   -----------
                                             68,352,098      45,903,295      (240,149)      470,764
                                          -------------   -------------   -----------   -----------
Class B:
  Proceeds from shares sold.............     17,001,914      10,411,903       280,224       341,636
  Value of distributions reinvested.....      2,448,261         949,486        18,802         8,017
  Cost of shares redeemed...............     (2,520,555)       (924,914)     (123,256)     (108,807)
                                          -------------   -------------   -----------   -----------
                                             16,929,620      10,436,475       175,770       240,846
                                          -------------   -------------   -----------   -----------
  Net increase (decrease) from trust
    share transactions..................     85,281,718      56,339,770       (64,379)      711,610
                                          -------------   -------------   -----------   -----------
    Net increase (decrease) in net
      assets............................    130,889,488      81,110,409       123,695       633,406
NET ASSETS
  Beginning of year.....................    256,863,225     175,752,816     8,028,347     7,394,941
                                          -------------   -------------   -----------   -----------
  End of year+..........................  $ 387,752,713   $ 256,863,225   $ 8,152,042   $ 8,028,347
                                          -------------   -------------   -----------   -----------
                                          -------------   -------------   -----------   -----------
+Includes undistributed net investment
 income of..............................  $     158,778   $      35,574   $     2,793   $     2,748
                                          -------------   -------------   -----------   -----------
                                          -------------   -------------   -----------   -----------
(a)TRUST SHARES ISSUED AND REDEEMED
  Class A:
    Sold................................      3,767,172       3,180,586       223,924       245,693
    Issued for distributions
      reinvested........................      1,051,211         752,243        43,437        45,078
    Redeemed............................     (1,783,673)     (1,501,552)     (308,527)     (209,235)
                                          -------------   -------------   -----------   -----------
    Net increase (decrease) in Class A
      shares outstanding................      3,034,710       2,431,277       (41,166)       81,536
                                          -------------   -------------   -----------   -----------
                                          -------------   -------------   -----------   -----------
  Class B:
    Sold................................        764,680         559,282        48,220        58,860
    Issued for distributions
      reinvested........................        108,187          49,071         3,220         1,391
    Redeemed............................       (114,584)        (49,439)      (21,066)      (19,041)
                                          -------------   -------------   -----------   -----------
    Net increase in Class B shares
      outstanding.......................        758,283         558,914        30,374        41,210
                                          -------------   -------------   -----------   -----------
                                          -------------   -------------   -----------   -----------

                       See notes to financial statements

-----------------------------------------------------------------------------------------------------------------------------------

                                               INVESTMENT GRADE              SPECIAL SITUATIONS                TOTAL RETURN
                                                     FUND                           FUND                           FUND
                                          ---------------------------   -----------------------------   ---------------------------
                                                  1997           1996            1997            1996           1997           1996
----------------------------------------  ------------   ------------   -------------   -------------   ------------   ------------
INCREASE IN NET ASSETS FROM OPERATIONS
  Net investment income (loss)..........  $  2,902,275   $  3,033,842   $    (937,036)  $    (248,261)  $  1,214,000   $  1,630,129
  Net realized gain (loss) on
    investments.........................       145,546        108,990      17,709,890       9,162,648      5,053,532      4,564,414
  Net unrealized appreciation
    (depreciation) of investments.......     1,059,248     (2,054,202)     10,188,540       7,926,160      3,974,842       (470,679)
                                          ------------   ------------   -------------   -------------   ------------   ------------
    Net increase in net assets resulting
      from operations...................     4,107,069      1,088,630      26,961,394      16,840,547     10,242,374      5,723,864
                                          ------------   ------------   -------------   -------------   ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income - Class A.......    (2,740,532)    (2,965,537)             --              --     (1,227,991)    (1,672,752)
  Net investment income - Class B.......      (148,190)       (95,970)             --              --        (26,544)       (20,249)
  Net realized gains - Class A..........      (145,340)       (79,969)    (15,341,882)     (8,473,398)    (4,841,852)    (4,504,684)
  Net realized gains - Class B..........       (10,710)        (4,021)     (1,322,522)       (552,560)      (184,600)       (82,687)
                                          ------------   ------------   -------------   -------------   ------------   ------------
    Total distributions.................    (3,044,772)    (3,145,497)    (16,664,404)     (9,025,958)    (6,280,987)    (6,280,372)
                                          ------------   ------------   -------------   -------------   ------------   ------------
TRUST SHARE TRANSACTIONS(a)
Class A:
  Proceeds from shares sold.............     6,253,282      8,590,879      41,394,544      41,811,559      9,720,765      5,275,595
  Value of distributions reinvested.....     2,236,906      2,386,687      14,688,933       8,052,244      6,023,569      6,135,139
  Cost of shares redeemed...............   (10,870,685)   (12,567,534)    (30,181,586)    (24,410,399)    (9,501,874)    (9,794,345)
                                          ------------   ------------   -------------   -------------   ------------   ------------
                                            (2,380,497)    (1,589,968)     25,901,891      25,453,404      6,242,460      1,616,389
                                          ------------   ------------   -------------   -------------   ------------   ------------
Class B:
  Proceeds from shares sold.............     1,206,438      1,459,481       6,513,410       5,717,918      1,430,563        746,950
  Value of distributions reinvested.....       110,137         78,964       1,315,908         551,266        207,161        102,924
  Cost of shares redeemed...............      (402,070)      (325,873)     (1,904,821)       (865,479)      (169,088)       (59,781)
                                          ------------   ------------   -------------   -------------   ------------   ------------
                                               914,505      1,212,572       5,924,497       5,403,705      1,468,636        790,093
                                          ------------   ------------   -------------   -------------   ------------   ------------
  Net increase (decrease) from trust
    share transactions..................    (1,465,992)      (377,396)     31,826,388      30,857,109      7,711,096      2,406,482
                                          ------------   ------------   -------------   -------------   ------------   ------------
    Net increase (decrease) in net
      assets............................      (403,695)    (2,434,263)     42,123,378      38,671,698     11,672,483      1,849,974
NET ASSETS
  Beginning of year.....................    48,729,177     51,163,440     168,568,177     129,896,479     57,561,680     55,711,706
                                          ------------   ------------   -------------   -------------   ------------   ------------
  End of year+..........................  $ 48,325,482   $ 48,729,177   $ 210,691,555   $ 168,568,177   $ 69,234,163   $ 57,561,680
                                          ------------   ------------   -------------   -------------   ------------   ------------
                                          ------------   ------------   -------------   -------------   ------------   ------------
+Includes undistributed net investment
  income of.............................  $     18,908   $      9,294   $          --   $          --   $     55,028   $    101,523
                                          ------------   ------------   -------------   -------------   ------------   ------------
                                          ------------   ------------   -------------   -------------   ------------   ------------
(a)TRUST SHARES ISSUED AND REDEEMED
  Class A:
    Sold................................       628,030        863,456       1,821,611       2,056,926        683,584        403,915
    Issued for distributions
      reinvested........................       224,425        240,179         662,260         388,434        437,106        476,189
    Redeemed............................    (1,095,164)    (1,264,529)     (1,367,038)     (1,193,114)      (680,904)      (737,036)
                                          ------------   ------------   -------------   -------------   ------------   ------------
    Net increase (decrease) in Class A
      shares outstanding................      (242,709)      (160,894)      1,116,833       1,252,246        439,786        143,068
                                          ------------   ------------   -------------   -------------   ------------   ------------
                                          ------------   ------------   -------------   -------------   ------------   ------------
  Class B:
    Sold................................       120,858        147,002         287,155         282,350        100,991         56,645
    Issued for distributions
      reinvested........................        11,021          7,948          60,669          26,957         15,167          8,057
    Redeemed............................       (40,307)       (32,903)        (87,818)        (42,387)       (12,388)        (4,468)
                                          ------------   ------------   -------------   -------------   ------------   ------------
    Net increase in Class B shares
      outstanding.......................        91,572        122,047         260,006         266,920        103,770         60,234
                                          ------------   ------------   -------------   -------------   ------------   ------------
                                          ------------   ------------   -------------   -------------   ------------   ------------

                       See notes to financial statements

NOTES TO FINANCIAL STATEMENTS
FIRST INVESTORS SERIES FUND

1. SIGNIFICANT ACCOUNTING POLICIES--The Fund, a Massachusetts business trust, is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, open-end management investment company. The Fund operates as a series fund, issuing shares of beneficial interest in the Blue Chip Fund, Insured Intermediate Tax Exempt Fund, Investment Grade Fund, Special Situations Fund and Total Return Fund (each a "Fund") and accounts separately for the assets, liabilities and operations of each Fund. The objective of each Fund is as follows:

BLUE CHIP FUND seeks to provide investors with high total investment return consistent with the preservation of capital.

INSURED INTERMEDIATE TAX EXEMPT FUND seeks to provide a high level of interest income which is exempt from federal income tax.

INVESTMENT GRADE FUND seeks to generate a maximum level of income consistent with investment in investment grade debt securities.

SPECIAL SITUATIONS FUND seeks long-term growth of capital.

TOTAL RETURN FUND seeks to provide investors with high long-term total investment return consistent with moderate investment risk.

A. Security Valuation--Except as provided below, a security listed or traded on an exchange or the Nasdaq Stock Market is valued at its last sale price on the exchange where the security is principally traded, and lacking any sales, the security is valued at the mean between the closing bid and asked prices. Each security traded in the over-the-counter market (including securities listed on exchanges whose primary market is believed to be over-the-counter) is valued at the mean between the last bid and asked prices based upon quotes furnished by a market maker for such securities. Securities may also be priced by a pricing service. The pricing services use quotations obtained from investment dealers or brokers, and other available information in determining value. Short-term corporate notes which are purchased at a discount are valued at amortized cost. Securities for which market quotations are not readily available and other assets are valued on a consistent basis at fair value as determined in good faith by or under the supervision of the Fund's officers in a manner specifically authorized by the Board of Trustees of the Fund.

The municipal bonds in which the Insured Intermediate Tax Exempt Fund and the Total Return Fund invest are traded primarily in the over-the-counter markets. Such securities are valued daily at their fair value on the basis of valuations provided by a pricing service approved by the Board of Trustees. The pricing service considers security type, rating, market condition and yield data, as well as market quotations and prices provided by market makers. "When Issued Securities" are reflected in the assets of the Funds as of the date the securities are purchased.

The municipal bonds held by the Insured Intermediate Tax Exempt Fund are insured as to payment of principal and interest by the issuer or under insurance policies written by independent insurance companies. The Fund may retain any insured municipal bond which is in default in the payment of principal or interest until the default has been cured, or the principal and interest outstanding are paid by an insurer or the issuer of any letter of credit or other guarantee supporting such municipal bond. In such case, it is the Fund's policy to value the defaulted bond daily based upon the value of a comparable bond which is insured and not in default. In selecting a comparable bond, the Fund will consider security type, rating, market condition and yield. The Fund may invest up to 35% of its assets in portfolio securities not covered by the insurance feature.

B. Federal Income Taxes--No provision has been made for federal income taxes on net income or capital gains since it is the policy of each Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to investment companies and to make sufficient distributions of income and capital gains (in excess of any available capital loss carryovers), to relieve it from all, or substantially all, federal income taxes. At December 31, 1997, the Insured Intermediate Tax Exempt Fund had capital loss carryovers of $174,849, of which $109,885 expires in 2002, $51,323 expires in 2003 and $13,641 expires in 2004.

C. Distributions to Shareholders--Dividends from net investment income to shareholders of the Insured Intermediate Tax Exempt Fund and the Investment Grade Fund are generally declared daily and paid monthly. Dividends from net investment income of the Blue Chip Fund and the Total Return Fund are generally declared and paid quarterly and dividends from net investment income, if any, of the Special Situations Fund are generally declared and paid annually. Distributions from net realized capital gains, if any, are generally declared and paid annually. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses, tax-exempt interest, capital loss carryforwards, and post-October capital losses.

D. Expense Allocation--Expenses directly charged or attributable to a Fund are paid from the assets of that Fund. General expenses of the First Investors Series Fund are allocated among and charged to the assets of each Fund on a fair and equitable basis, which may be based on the relative assets of each Fund or the nature of the services performed and relative applicability to each Fund.

E. Use of Estimates--The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

F. Other--Security transactions are accounted for on the date the securities are purchased or sold. Cost is determined, and gains and losses are based, on the identified cost basis for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily. The Funds' custodian has provided credits in the amount of $77,307 against custodian charges based on the uninvested cash balances of the Funds.

NOTES TO FINANCIAL STATEMENTS
FIRST INVESTORS SERIES FUND

2. SECURITY TRANSACTIONS--For the year ended December 31, 1997, purchases and sales of securities and long-term U.S. Government obligations, excluding U.S. Treasury bills and short-term corporate notes, were as follows:

                                                                          Long-Term U.S.
                                                 Securities           Government Obligations
                                         --------------------------  ------------------------
                                              Cost of      Proceeds      Cost of     Proceeds
                                            Purchases      of Sales    Purchases     of Sales
                                         ------------  ------------  -----------  -----------
Blue Chip Fund.........................  $242,511,258  $185,074,960  $        --  $        --
Insured Intermediate Tax Exempt Fund...     7,343,545     7,302,295           --           --
Investment Grade Fund..................     9,892,381    10,750,667    5,661,506    5,834,687
Special Situations Fund................   139,883,619   139,643,421           --           --
Total Return Fund......................    58,077,451    60,867,368   26,638,340   23,701,741

At December 31, 1997, aggregate cost and net unrealized appreciation of securities for federal income tax purposes were as follows:

                                                              Gross         Gross           Net
                                            Aggregate    Unrealized    Unrealized    Unrealized
                                                 Cost  Appreciation  Depreciation  Appreciation
                                         ------------  ------------  ------------  ------------
Blue Chip Fund.........................  $277,522,044  $109,645,710  $  1,548,335  $108,097,375
Insured Intermediate Tax Exempt Fund...     7,720,293       488,199        25,148       463,051
Investment Grade Fund..................    45,790,670     1,820,817       109,167     1,711,650
Special Situations Fund................   179,139,108    45,838,918     7,974,592    37,864,326
Total Return Fund......................    57,379,386    11,818,798       589,379    11,229,419

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES--Certain officers and trustees of the Fund are officers and directors of its investment adviser, First Investors Management Company, Inc. ("FIMCO"), its underwriter, First Investors Corporation ("FIC"), its transfer agent, Administrative Data Management Corp. ("ADM") and/or First Financial Savings Bank, S.L.A. ("FFS"), custodian of the Fund's Individual Retirement Accounts. Officers and trustees of the Fund received no remuneration from the Fund for serving in such capacities. Their remuneration (together with certain other expenses of the Fund) was paid by FIMCO or FIC. Effective January 1, 1998, independent trustees will be remunerated by the Fund.

The Investment Advisory Agreement provides as compensation to FIMCO for each Fund other than the Insured Intermediate Tax Exempt Fund and the Investment Grade Fund, an annual fee, payable monthly, at the rate of 1% on the first $200 million of each Fund's average daily net assets, .75% on the next $300 million, declining by .03% on each $250 million thereafter, down to .66% on average daily net assets over $1 billion. The annual fee for the Insured Intermediate Tax Exempt Fund is payable monthly, at the rate of .60% of the Fund's average daily net assets. The annual fee for the Investment Grade Fund is payable monthly, at the rate of .75% on the first $300 million of the Fund's average daily net assets, .72% on the next $200 million, .69% on the next $250 million, and .66% on average daily net assets over $750 million. Total advisory fees accrued to FIMCO for the year ended December 31, 1997 were $6,185,240 of which $1,509,164 was waived. In addition, expenses of $120,345 were assumed by FIMCO.

For the year ended December 31, 1997, FIC, as underwriter, received $5,872,931 in commissions from the sale of Fund shares, after allowing $49,808 to other dealers. Shareholder servicing costs included $1,362,719 in transfer agent fees accrued to ADM and $443,567 in IRA custodian fees accrued to FFS.

Pursuant to Distribution Plans adopted under Rule 12b-1 of the 1940 Act, each Fund is authorized to pay FIC a fee equal to .30% of the average net assets of the Class A shares and 1% of the average net assets of the Class B shares on an annualized basis each year, payable monthly. The fee consists of a distribution fee and a service fee. The service fee is paid for the ongoing servicing of clients who are shareholders of that Fund. Total distribution plan fees accrued to FIC amounted to $2,215,118 (of which $22,096 was waived).

4. CAPITAL--Each Fund sells two classes of shares, Class A and Class B, each with a public offering price that reflects different sales charges and expense levels. Class A shares are sold with an initial sales charge of up to 6.25% of the amount invested and together with the Class B shares are subject to distribution plan fees as described in Note 3. Class B shares are sold without an initial sales charge, but are generally subject to a contingent deferred sales charge which declines in steps from 4% to 0% over a six-year period. Class B shares automatically convert into Class A shares after eight years. Realized and unrealized gains or losses, investment income and expenses (other than distribution plan fees) are allocated daily to each class of shares based upon the relative proportion of net assets of each class. The Fund has established an unlimited number of shares of beneficial interest for both Class A and Class B shares.

5. RULE 144A SECURITIES--Under Rule 144A, certain restricted securities are exempt from the registration requirements of the Securities Act of 1933 and may only be sold to qualified institutional investors. At December 31, 1997, the Investment Grade Fund held one 144A security, with a value of $714,875. This security represents 1.5% of the Fund's net assets and is valued as set forth in
Note 1A.

FINANCIAL HIGHLIGHTS
FIRST INVESTORS SERIES FUND

The following table sets forth the per share operating performance data for a share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for each period indicated.

--------------------------------------------------------------------------------------------------------------------
                                                           P E R   S H A R E   D A T A
                              --------------------------------------------------------------------------------------

                                           INCOME FROM INVESTMENT OPERATIONS      LESS DISTRIBUTIONS
                              NET ASSET  --------------------------------------          FROM
                                  VALUE                NET REALIZED              --------------------
                              ---------         NET  AND UNREALIZED  TOTAL FROM         NET       NET
                              BEGINNING  INVESTMENT  GAIN (LOSS) ON  INVESTMENT  INVESTMENT  REALIZED          TOTAL
                              OF PERIOD      INCOME     INVESTMENTS  OPERATIONS      INCOME      GAIN  DISTRIBUTIONS
--------------------------------------------------------------------------------------------------------------------
BLUE CHIP FUND
CLASS A
1993........................  $   15.29  $      .10  $         1.08  $     1.18  $      .10  $    .79  $         .89
1994........................      15.58         .11            (.58)       (.47)        .09      1.56           1.65
1995........................      13.46         .19            4.37        4.56         .20       .60            .80
1996........................      17.22         .14            3.39        3.53         .17      1.11           1.28
1997........................      19.47         .09            4.98        5.07         .08      1.62           1.70
CLASS B
1/12/95* to 12/31/95........      13.51         .10            4.31        4.41         .16       .60            .76
1996........................      17.16         .06            3.32        3.38         .06      1.11           1.17
1997........................      19.37        (.03)           4.91        4.88          --      1.62           1.62
--------------------------------------------------------------------------------------------------------------------
INSURED INTERMEDIATE TAX EXEMPT FUND
CLASS A
11/22/93* to 12/31/93.......  $    5.79  $       --  $           --  $       --  $       --  $     --  $          --
1994........................       5.79         .24            (.36)       (.12)        .24        --            .24
1995........................       5.43         .30             .42         .72         .30        --            .30
1996........................       5.85         .29            (.06)        .23         .29        --            .29
1997........................       5.79         .29             .14         .43         .29        --            .29
CLASS B
1/12/95* to 12/31/95........       5.45         .25             .41         .66         .26        --            .26
1996........................       5.85         .23            (.05)        .18         .23        --            .23
1997........................       5.80         .23             .13         .36         .23        --            .23
--------------------------------------------------------------------------------------------------------------------
INVESTMENT GRADE FUND
CLASS A
1993........................  $    9.90  $      .65  $          .50  $     1.15  $      .65  $    .07  $         .72
1994........................      10.33         .62           (1.09)       (.47)        .62        --            .62
1995........................       9.24         .64            1.10        1.74         .64        --            .64
1996........................      10.34         .62            (.39)        .23         .62       .02            .64
1997........................       9.93         .62             .25         .87         .61       .03            .64
CLASS B
1/12/95* to 12/31/95........       9.26         .54            1.10        1.64         .55        --            .55
1996........................      10.35         .55            (.39)        .16         .55       .02            .57
1997........................       9.94         .55             .26         .81         .55       .03            .58
--------------------------------------------------------------------------------------------------------------------

The following table sets forth the per share operating performance data for a share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for each period indicated.

-----------------------------------------------------------------------------------------------------------------------------------
                                                       R A T I O S   /   S U P P L E M E N T A L   D A T A
                              -----------------------------------------------------------------------------------------------------
                                                                                         RATIO TO AVERAGE NET
                                                                                            ASSETS BEFORE
                                                                     RATIO TO AVERAGE          EXPENSES
                                                                       NET ASSETS++       WAIVED OR ASSUMED
                              NET ASSET                            --------------------  --------------------
                                  VALUE     TOTAL                                   NET                   NET  PORTFOLIO    AVERAGE
                              ---------    RETURN      NET ASSETS            INVESTMENT            INVESTMENT  TURNOVER  COMMISSION
                                    END        **   END OF PERIOD  EXPENSES      INCOME  EXPENSES      INCOME      RATE        RATE
                              OF PERIOD       (%)  (IN THOUSANDS)       (%)         (%)       (%)         (%)       (%)         +++
-----------------------------------------------------------------------------------------------------------------------------------
BLUE CHIP FUND
CLASS A
1993........................  $   15.58      7.77  $      117,929      1.48         .66      1.73         .41        39  $       --
1994........................      13.46     (3.02)        123,694      1.54         .80      1.79         .55        82          --
1995........................      17.22     34.01         170,271      1.49        1.23      1.74         .98        25          --
1996........................      19.47     20.55         239,851      1.44         .78      1.67         .55        45       .0689
1997........................      22.84     26.05         350,721      1.39         .40      1.64         .15        63       .0649
CLASS B
1/12/95* to 12/31/95........      17.16     32.76           5,481      2.20+        .52+     2.46+        .26+       25          --
1996........................      19.37     19.71          17,012      2.22          --      2.37        (.16)       45       .0689
1997........................      22.63     25.19          37,032      2.09        (.30)     2.34        (.55)       63       .0649
-----------------------------------------------------------------------------------------------------------------------------------
INSURED INTERMEDIATE TAX EXEMPT FUND
CLASS A
11/22/93* to 12/31/93.......  $    5.79       .00  $        1,615        --         .54+     1.78+      (1.24)+        0 $       --
1994........................       5.43     (2.05)          5,688       .14        4.52       .96        3.70       210          --
1995........................       5.85     13.50           7,017       .35        5.32      1.22        4.45        47          --
1996........................       5.79      4.07           7,415       .49        5.05      1.24        4.30        82          --
1997........................       5.93      7.68           7,344       .53        5.02      1.21        4.34        91          --
CLASS B
1/12/95* to 12/31/95........       5.85     12.27             378      1.35+       4.32+     1.92+       3.75+       47          --
1996........................       5.80      3.17             613      1.49        4.05      1.94        3.60        82          --
1997........................       5.93      6.39             808      1.53        4.02      1.91        3.64        91          --
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT GRADE FUND
CLASS A
1993........................  $   10.33     11.82  $       48,507       .86        6.27      1.40        5.73        38  $       --
1994........................       9.24     (4.62)         46,179       .95        6.46      1.47        5.94        17          --
1995........................      10.34     19.40          49,997      1.10        6.43      1.43        6.10        27          --
1996........................       9.93      2.39          46,396      1.11        5.96      1.42        5.65        22          --
1997........................      10.16      9.14          45,007      1.11        6.18      1.43        5.86        34          --
CLASS B
1/12/95* to 12/31/95........      10.35     18.08           1,167      1.80+       5.73+     2.13+       5.40+       27          --
1996........................       9.94      1.64           2,333      1.81        5.26      2.12        4.95        22          --
1997........................      10.17      8.40           3,318      1.81        5.48      2.13        5.16        34          --
-----------------------------------------------------------------------------------------------------------------------------------

FIRST INVESTORS SERIES FUND

----------------------------------------------------------------------------------------------------------------------
                                                           P E R   S H A R E   D A T A
                            ------------------------------------------------------------------------------------------

                                          INCOME FROM INVESTMENT OPERATIONS
                                        -------------------------------------
                                                             NET
                                                        REALIZED                  LESS DISTRIBUTIONS
                            NET ASSET                        AND                         FROM
                                VALUE                 UNREALIZED                ----------------------
                            ---------          NET   GAIN (LOSS)   TOTAL FROM           NET        NET
                            BEGINNING   INVESTMENT            ON   INVESTMENT    INVESTMENT   REALIZED           TOTAL
                            OF PERIOD       INCOME   INVESTMENTS   OPERATIONS        INCOME       GAIN   DISTRIBUTIONS
----------------------------------------------------------------------------------------------------------------------
SPECIAL SITUATIONS FUND
CLASS A
1993......................   $  15.62     $   (.08)    $    3.29     $   3.21     $      --    $   .83       $     .83
1994......................      18.00         (.04)         (.62)        (.66)           --        .91             .91
1995......................      16.43         (.01)         3.94         3.93            --        .73             .73
1996......................      19.63         (.01)         2.28         2.27            --       1.17            1.17
1997......................      20.73         (.09)         3.44         3.35            --       1.90            1.90
CLASS B
1/12/95* to 12/31/95......      16.40         (.01)         3.85         3.84            --        .73             .73
1996......................      19.51         (.14)         2.25         2.11            --       1.17            1.17
1997......................      20.45         (.15)         3.29         3.14            --       1.90            1.90
----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FUND
CLASS A
1993......................   $  12.49     $    .26     $     .63     $    .89     $     .26    $  1.24       $    1.50
1994......................      11.88          .21          (.62)        (.41)          .19        .39             .58
1995......................      10.89          .39          2.50         2.89           .37        .44             .81
1996......................      12.97          .39           .97         1.36           .41       1.12            1.53
1997......................      12.80          .26          2.04         2.30           .28       1.08            1.36
CLASS B
1/12/95* to 12/31/95......      10.90          .25          2.54         2.79           .33        .44             .77
1996......................      12.92          .32           .94         1.26           .34       1.12            1.46
1997......................      12.72          .21          1.97         2.18           .19       1.08            1.27
----------------------------------------------------------------------------------------------------------------------

* Commencement of operations of Class A shares or date Class B shares first offered
**  Calculated without sales charges
+   Annualized
++  Net of expenses waived or assumed (Note 3)
+++ Average commission rate (per share of security) as required by amended disclosure requirements effective in 1996

                       See notes to financial statements

-----------------------------------------------------------------------------------------------------------------------------------
                                                             R A T I O S / S U P P L E M E N T A L   D A T A
                                      ---------------------------------------------------------------------------------------------
                           ---------
                                                                RATIO TO AVERAGE NET   RATIO TO AVERAGE NET
                                                                                          ASSETS BEFORE
                                                                                             EXPENSES
                                                                      ASSETS++          WAIVED OR ASSUMED
                           NET ASSET                            ---------------------  --------------------
                               VALUE     TOTAL                                    NET                   NET   PORTFOLIO     AVERAGE
                           ---------    RETURN      NET ASSETS             INVESTMENT            INVESTMENT    TURNOVER  COMMISSION
                                 END        **   END OF PERIOD  EXPENSES       INCOME  EXPENSES      INCOME        RATE        RATE
                           OF PERIOD       (%)  (IN THOUSANDS)       (%)          (%)       (%)         (%)         (%)         +++
-----------------------------------------------------------------------------------------------------------------------------------
SPECIAL SITUATIONS FUND
CLASS A
1993......................  $  18.00     20.52     $    59,148      1.55         (.63)     1.89        (.96)         71    $     --
1994......................     16.43     (3.66)         89,906      1.65         (.26)     1.90        (.51)         53          --
1995......................     19.63     23.92         125,331      1.60         (.08)     1.85        (.33)         80          --
1996......................     20.73     11.56         158,326      1.59         (.13)     1.84        (.38)         99       .0689
1997......................     22.18     16.15         194,189      1.53         (.45)     1.78        (.70)         84       .0643
CLASS B
1/12/95* to 12/31/95......     19.51     23.42           4,566      2.33+        (.81)+     2.59+      (1.07)+        80         --
1996......................     20.45     10.81          10,242      2.38         (.92)     2.55       (1.09)         99       .0689
1997......................     21.69     15.34          16,503      2.23        (1.15)     2.48       (1.40)         84       .0643
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FUND
CLASS A
1993......................  $  11.88      7.18     $    58,176      1.45         2.00      1.83        1.62         131    $     --
1994......................     10.89     (3.45)         50,714      1.63         1.91      1.88        1.66         124          --
1995......................     12.97     26.71          55,442      1.58         3.08      1.83        2.83         135          --
1996......................     12.80     10.62          56,530      1.53         2.93      1.78        2.68         146       .0691
1997......................     13.74     18.08          66,714      1.49         1.94      1.74        1.69         138       .0677
CLASS B
1/12/95* to 12/31/95......     12.92     25.74             270      2.41+        2.24+     2.67+       1.98+        135          --
1996......................     12.72      9.86           1,032      2.32         2.14      2.49        1.97         146       .0691
1997......................     13.63     17.24           2,520      2.19         1.24      2.44         .99         138       .0677
-----------------------------------------------------------------------------------------------------------------------------------

* Commencement of operations of Class A shares or date Class B shares first offered
**  Calculated without sales charges
+   Annualized
++  Net of expenses waived or assumed (Note 3)
+++ Average commission rate (per share of security) as required by amended disclosure requirements effective in 1996

                       See notes to financial statements

INDEPENDENT AUDITORS' REPORT

To the Shareholders and Trustees of
First Investors Series Fund

We have audited the accompanying statement of assets and liabilities, including the portfolios of investments, of the Blue Chip, Insured Intermediate Tax Exempt, Investment Grade, Special Situations and Total Return Funds (comprising First Investors Series Fund), as of December 31, 1997, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Blue Chip, Insured Intermediate Tax Exempt, Investment Grade, Special Situations and Total Return Funds (comprising First Investors Series Fund) at December 31, 1997, and the results of their operations, changes in their net assets and financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                                            TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
January 30, 1998

                 (This page has been left blank intentionally.)

FIRST INVESTORS SERIES FUND

DIRECTORS
-------------------------------------------

JAMES J. COY (Emeritus)

ROGER L. GRAYSON

GLENN O. HEAD

KATHRYN S. HEAD

REX R. REED

HERBERT RUBINSTEIN

NANCY S. SCHAENEN

JAMES M. SRYGLEY

JOHN T. SULLIVAN

ROBERT F. WENTWORTH

OFFICERS
-------------------------------------------

GLENN O. HEAD
President

NANCY W. JONES
Vice President

PATRICIA D. POITRA
Vice President

CLARK D. WAGNER
Vice President

CONCETTA DURSO
Vice President and Secretary

JOSEPH I. BENEDEK
Treasurer

CAROL LERNER BROWN
Assistant Secretary

GREGORY R. KINGSTON
Assistant Treasurer

MARK S. SPENCER
Assistant Treasurer

FIRST INVESTORS SERIES FUND

SHAREHOLDER INFORMATION
-------------------------------------------

INVESTMENT ADVISER
FIRST INVESTORS MANAGEMENT COMPANY, INC.
95 Wall Street
New York, NY 10005

UNDERWRITER
FIRST INVESTORS CORPORATION
95 Wall Street
New York, NY 10005

CUSTODIAN
THE BANK OF NEW YORK
48 Wall Street
New York, NY 10286

TRANSFER AGENT
ADMINISTRATIVE DATA MANAGEMENT CORP.
581 Main Street
Woodbridge, NJ 07095-1198

LEGAL COUNSEL
KIRKPATRICK & LOCKHART LLP
1800 Massachusetts Avenue, N.W.
Washington, DC 20036

AUDITORS
TAIT, WELLER & BAKER
Eight Penn Center Plaza
Philadelphia, PA 19103

It is the Fund's practice to mail only one copy of its annual and semi-annual reports to any address at which more than one shareholder with the same last name has indicated that mail is to be delivered. Additional copies of the reports will be mailed if requested by any shareholder in writing or by calling 800-423-4026. The Fund will ensure that separate reports are sent to any shareholder who subsequently changes his or her mailing address.

This report is authorized for distribution only to existing shareholders, and, if given to prospective shareholders, must be accompanied or preceded by the Fund's prospectus.

FIRST INVESTORS SERIES FUND
95 WALL STREET
NEW YORK, NY 10005


First Investors Logo

Logo is described as follows: The arabic numeral one separated into seven vertical segments followed by the words "First Investors."

A MEMBER OF THE
FIRST INVESTORS FINANCIAL NETWORK
FIBC-103

The words "BULK RATE U.S. POSTAGE PAID PERMIT NO. 7379" appear in a box to the right of a circle containing the words "MAILED FROM ZIP CODE 11201" which appears to the right of the above language in the printed piece.

Vertically reading from bottom to top in the center of the page the words "FIRST INVESTORS" appear in the printed piece.


FIRST
INVESTORS
SERIES FUND

Blue Chip Fund
Insured Intermediate
 Tax Exempt Fund
Investment Grade Fund
Special Situations Fund
Total Return Fund

ANNUAL
REPORT

DECEMBER 31, 1997